UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14C INFORMATION

   Information Statement Pursuant to Section 14(c) of the Securities Exchange
                                   Act of 1934

                           Check the appropriate box:

                [ ] Preliminary Information Statement

                [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

                [X] Definitive Information Statement

                          THE PHOENIX EDGE SERIES FUND

          ------------------------------------------------------------

                  (Name of Registrant As Specified In Charter)

               PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

                [X] No fee required.

                [ ] Fee computed on table below per Exchange Act Rule 14c-5(g)
                    and 0-11

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Rule 0-11 (Set forth the amount on which the filing fee is calculated and how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offset fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

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(2) Form, Schedule or Registration Statement No.:

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(3) Filing Party:

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(4) Date Filed:

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

                          THE PHOENIX EDGE SERIES FUND
                               155 Federal Street
                           Boston, Massachusetts 02110

                                  July 30, 2009

Dear Contractowner:

As discussed in more detail in the enclosed Information Statement, effective as of May 1, 2009, AllianceBernstein L.P. ("AllianceBernstein") is no longer the subadvisor to the Phoenix-Sanford Bernstein Mid-Cap Value Series and the Phoenix-Sanford Bernstein Small-Cap Value Series, respectively (collectively, the "Series"), each a series of The Phoenix Edge Series Fund (the "Fund"). Phoenix Variable Advisors, Inc. ("PVA") hired Westwood Management Corp ("Westwood") to replace AllianceBernstein on May 1, 2009. On the same day, PVA terminated the current investment advisory agreement with the Series and entered into a new investment advisory agreement with the Series. PVA, the investment advisor to the Series, and the Fund have been granted an exemptive order (the "Order") from the Securities and Exchange Commission ("SEC") that permits PVA and the Fund to hire, terminate, and replace investment advisors and subadvisors without shareholder approval. PVA has the responsibility to oversee subadvisors and recommends the hiring, termination, and replacement of subadvisors to the Fund's Board of Trustees.

You have invested in shares of one or both of the Series through your variable life insurance policy and/or your variable annuity contract, issued by Phoenix Life Insurance Company, PHL Variable Insurance Company, or Phoenix Life and Annuity Company. PVA and the Funds are providing you with the enclosed Information Statement to inform you about the subadvisory changes.

If you should have any questions regarding these changes, please feel free to call Phoenix Variable Products Customer Service at (800) 541-0171. Thank you for your continued investment in The Phoenix Edge Series Fund.

                                                     Sincerely,

                                                     /s/ Philip K. Polkinghorn
                                                     Philip K. Polkinghorn
                                                     President

                              INFORMATION STATEMENT

                          THE PHOENIX EDGE SERIES FUND
                               155 Federal Street
                           Boston, Massachusetts 02110

The Phoenix Edge Series Fund (the "Fund") is a mutual fund trust that serves as an investment vehicle for variable life insurance policies and variable annuity contracts (collectively, "Contracts") issued by the separate accounts of Phoenix Life Insurance Company ("PLIC"), PHL Variable Insurance Company ("PHL Variable") and Phoenix Life and Annuity Company ("PLAC") (collectively, "Phoenix") to owners of the Contracts ("Contractowners"). Phoenix is the sole shareholder of record of the Fund. Some or the entire portion of your Contract is invested in shares of one or more series of the Fund.

The Fund is an open-end management investment company registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended ("1940 Act"). The Fund has 18 separate investment portfolios, including the Phoenix-Sanford Bernstein Mid-CapValue Series ("Mid-Cap") and the Phoenix-Sanford Bernstein Small-Cap Value Series ("Small-Cap") (collectively, the "Series"). Phoenix Variable Advisors, Inc. ("PVA") acts as the investment advisor to the Series and is located at One American Row, Hartford, CT 06103-2899.

As of May 1, 2009 AllianceBernstein, L.P. ("AllianceBernstein") ceased serving as subadvisor for Mid-Cap and Small-Cap and PVA hired Westwood Management Corp. ("Westwood") to serve as the new subadvisor for the Series. Westwood's principal place of business is located at 200 Crescent Court, Suite 1200, Dallas, TX 57201.

PVA and the Fund have been granted an exemptive order (the "Order") from the SEC that permits PVA and the Fund to amend investment advisory and subadvisory agreements, hire, terminate, and replace subadvisors without shareholder approval, including, without limitation, the replacement or reinstatement of any advisor or subadvisor with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. PVA has the responsibility to oversee advisors or subadvisors and recommend their hiring, termination, and replacement to the Fund's Board of Trustees. As a condition of the Order, PVA and the Fund must provide you with this Information Statement to update you with respect to these advisory or subadvisory changes. More information about the Order is provided below. This Information Statement is being sent to shareholders on or about July 30, 2009.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                 THE TRANSACTION
                                 ---------------

At a regular meeting of the Fund's Board of Trustees ("Board") held on March 4-5, 2009, PVA reported to the Board that as part of the subadvisor oversight process, PVA was recommending to the Board that AllianceBernstein be terminated as subadvisor to Mid-Cap and Small-Cap. PVA had requested AllianceBernstein to reduce its subadvisory fees and performance for the Series had historically been better than more recent performance. As a result, PVA recommended that the Board approve Westwood as the new subadvisor for both Mid-Cap and Small-Cap. At the meeting, PVA also recommended that its investment advisory agreement be terminated with the Series and a new investment advisory agreement be approved for the sole purpose of adding "breakpoints" to the investment advisory fee schedule. The Board approved the termination of the investment advisory agreement between PVA and the Fund for the Mid-Cap and Small-Cap ("Old Advisory Agreement"). The Board then approved the new investment advisory agreement for the two series between PVA and the Fund ("New Advisory Agreement"). The Board also approved the termination of the Subadvisory Agreements between PVA and AllianceBernstein with respect to Mid-Cap ("Mid-Cap Old Subadvisory Agreement") and Small-Cap ("Small-Cap Old Subadvisory Agreement") (together, "Old Subadvisory Agreements") as of May 1, 2009. The Board then approved the appointment of Westwood as successor subadvisor for Mid-Cap and Small-Cap and approved the new subadvisory agreements between PVA and Westwood to be effective May 1, 2009 (the "Mid-Cap New Subadvisory Agreement" and the "Small-Cap New Subadvisory Agreement") (together "New Subadvisory Agreements"). A copy of the New Subadvisory Agreements and New Investment Advisory Agreement are attached as Exhibits A, B and C to this Information Statement.

On or about March 9, 2009, PVA informed AllianceBernstein that it would terminate the Mid-Cap Old Subadvisory Agreement and the Small-Cap Old Subadvisory Agreements no later than May 1, 2009 and that AllianceBernstein would be terminated as subadvisor to Mid-Cap and Small-Cap.

The New Investment Advisory and Subadvisory Agreements were each approved by all members of the Board, including a majority of the Trustees who are not "interested persons" (within the meaning of the 1940 Act) of the Fund ("Disinterested Trustees").

Contractowners who have directed the allocation of their investment to a subaccount corresponding to a Series will receive this Information Statement. Subject to the Fund's Disruptive Trading policy designed to discourage and prevent market timing and excessive trading by investors, which can be harmful to other investors of the Fund's Series, Contractowners may at any time elect to transfer their investment into any other subaccount available through their Contracts without other restrictions.

                           THE OLD ADVISORY AGREEMENT
                           --------------------------

PVA had entered into the Old Advisory Agreement with the Series as of December 1, 2008. Under the Old Advisory Agreement, the annual rate of fees paid to PVA by the Series was 1.05% on average daily net assets of the Series. Under the Old Advisory Agreement, PVA had the responsibility to provide a continuous investment program or to hire a subadvisor to make the decisions regarding the purchase, retention, or disposition of securities or other assets that the Series may have owned or contemplated acquiring from time to time. All services under the Old Advisory Agreement must have been provided in accordance with the Fund's Declaration of Trust, as amended, any policies adopted by the Board, and the investment objectives, policies and restrictions of the Series as disclosed in the Funds' registration statement on file with the SEC, as amended from time to time.

                         THE OLD SUBADVISORY AGREEMENTS
                         ------------------------------

Mid-Cap
-------

Under the Mid-Cap Old Subadvisory Agreement between PVA and AllianceBernstein, dated October 2, 2000 and amended April 9, 2001 and September 4, 2003, AllianceBernstein provided portfolio management services for Mid-Cap. The annual rate of fees paid to AllianceBernstein by PVA (not by the Series) was 0.80% of the first $25 million of average daily net assets and 0.60% of net assets thereafter in Mid-Cap. The advisory fee paid to PVA by the Series was 1.05% of the average daily net assets in Mid-Cap.

Under the Mid-Cap Old Subadvisory Agreement, AllianceBernstein provided a continuous investment program to Mid-Cap, including making decisions regarding the purchase, retention or disposition of securities or other assets that Mid-Cap may have owned or contemplated acquiring from time to time. All services under the Mid-Cap Old Subadvisory Agreement must have been provided in accordance with the Fund's Declaration of Trust, as amended, any policies adopted by the Board, and the investment objectives, policies and restrictions of Mid-Cap as disclosed in the Fund's registration statement on file with the SEC, as amended from time to time.

Small-Cap
---------

Under the Small-Cap Old Subadvisory Agreement between PVA and AllianceBernstein, dated September 28, 2000 and amended September 4, 2003, AllianceBernstein provided portfolio management services for Small-Cap. The annual rate of fees paid to AllianceBernstein by PVA (not by the Series) was 0.9000% on the first $10 million of nets assets; 0.7875% on the next $10 million and 0.6750% on net assets in excess of $20 million of the average daily net assets of Small-Cap. The advisory fee paid to PVA by the Series was 1.05% of the average daily net assets in Small-Cap.

Under the Small-Cap Old Subadvisory Agreement, AllianceBernstein provided a continuous investment program to Small-Cap, including making decisions regarding the purchase, retention or disposition of securities or other assets that Small-Cap may have owned or contemplated acquiring from time to time. All services under the Small-Cap Old Subadvisory Agreement must have been provided in accordance with the Fund's Declaration of Trust, as amended, any policies adopted by the Board, and the investment objectives, policies and restrictions of Small-Cap as disclosed in the Fund's registration statement on file with the SEC, as amended from time to time.

AllianceBernstein had the exclusive authority to manage the investment and reinvestment of the assets of the Series, subject to the discretion and control of PVA and the Board. AllianceBernstein provided an investment program for Mid-Cap and Small-Cap, respectively, consistent with each Series' investment objectives, based upon the development, review and adjustment of the investment policies approved from time to time by the Board and PVA in consultation with AllianceBernstein. AllianceBernstein agreed to use its best professional judgment to make investment decisions for the Series in accordance with the terms of the Old Subadvisory Agreements.

Unless instructed otherwise by PVA, AllianceBernstein had the authority and discretion to place all orders for the purchase and sale of investments with brokers or dealers selected by AllianceBernstein for the Series, which may have included brokers or dealers affiliated with AllianceBernstein. AllianceBernstein was instructed to use its best efforts to obtain the best execution of transactions at prices that were advantageous to the Series and at commission rates that were reasonable in relation to the benefits received. AllianceBernstein may have selected brokers or dealers on the basis that they provided brokerage, research, or other services or products to a Series or other accounts serviced by AllianceBernstein. AllianceBernstein may have placed transactions with a broker or dealer with whom it had negotiated a commission in excess of the commission another broker or dealer would have charged for effecting that transaction, if it had determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by the broker or dealer, viewed in terms of either that particular transaction or on all such transactions, taken as a whole, for the respective Series and other accounts over which AllianceBernstein exercised investment discretion. Not all services or products provided by brokers or dealers that were generated with Series commissions were necessarily used by AllianceBernstein in managing Mid-Cap and Small-Cap, respectively, but may have been allocated among other accounts, as appropriate.

For the Series' fiscal year ended December 31, 2008, the fees paid to PVA net of the reimbursements under the expense limitation agreement discussed below, as applicable, or, as a result of such reimbursements, the net amount paid by PVA to each Series, were as follows:

    ------------------------------------------------------------------------
       SERIES                                          AMOUNT PAID TO PVA
    ------------------------------------------------------------------------
    Mid-Cap(1)                                             $1,261,374
    ------------------------------------------------------------------------
    Small-Cap(1)                                            $580,747
    ------------------------------------------------------------------------

The subadvisory fees paid by PVA to AllianceBernstein, respectively, for the fiscal year ended December 31, 2008 were as follows:

    ------------------------------------------------------------------------
                                                    AMOUNT PAID BY PVA TO
       SERIES                                         ALLIANCEBERNSTEIN
    ------------------------------------------------------------------------
    Mid-Cap                                                $783,079
    ------------------------------------------------------------------------
    Small-Cap                                              $436,820
    ------------------------------------------------------------------------

--------------------
(1) The Trust entered into an expense limitation agreement with PVA whereby PVA had agreed to reimburse Mid-Cap and Small-Cap for expenses necessary or appropriate for the operation of Mid-Cap and Small-Cap (excluding advisory and management fees, Rule 12b-1 fees, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) to the extent that such expenses exceed 0.25% of Mid-Cap's and Small-Cap's average net assets. This expense limitation agreement is effective at this rate as of April 30, 2009 and will continue through at least April 30, 2010 to the extent expenses exceed 0.25% of Mid-Cap's and Small-Cap's average net assets.

The Old Subadvisory Agreements remained in full force and effect only so long as their continuance was specifically approved at least annually by the Trustees in accordance with Section 15(a) of the 1940 Act, and by the majority vote of the Disinterested Trustees in accordance with the requirement of Section 15(c) of the 1940 Act. The Old Subadvisory Agreements could be terminated by either party, without penalty, immediately upon written notice to the other party in the event of a breach of any provision thereof by the party so notified, or otherwise could be terminated by PVA or AllianceBernstein, as appropriate, the Trustees, or the vote of a majority of the outstanding voting securities of a Series upon sixty days' written notice to the other party. Any such termination would not have affected any liability of either party with respect to any claim or matter on which any party had given written notice to any other party prior to termination and until such liability had been finally settled. The Mid-Cap Old Subadvisory Agreement and the Small-Cap Old Subadvisory Agreement was last considered and renewed by the Board at a meeting held on November 17-18, 2008.

                           THE NEW ADVISORY AGREEMENT
                           --------------------------

The New Advisory Agreement between PVA and the Fund provides that PVA will provide a continuous investment program or hire a subadvisor to make the decisions regarding the purchase, retention, or disposition of securities or other assets that the Series may have owned or contemplated acquiring from time to time. The monthly advisory fees payable to PVA by Westwood is set forth in the table below:

    ------------------------------------------------------------------------
       SERIES                      ADVISORY FEE PAID BY THE SERIES TO PVA
    ------------------------------------------------------------------------
    Mid-Cap             1.05% on the first $100 million

                        1.00% on the next $50 million

                        0.95% on assets over $150 million of average daily
                        net assets
    ------------------------------------------------------------------------
    Small-Cap           1.05% on the first $100 million

                        1.00% on the next $50 million

                        0.95% on assets over $150 million of average
                        daily net assets
    ------------------------------------------------------------------------

The differences between the Old and New Advisory Agreements are the new dates and the reduction in investment advisory fees by means of breakpoints at certain asset levels.

The following table shows for each Series the actual aggregate advisory fees paid to AllianceBernstein for the fiscal year ended December 31, 2008, under the Old Advisory Agreements and what the aggregate advisory fee would have been if the advisory fee under the New Advisory Agreements had been in effect during that period:

----------------------------------------------------------------------------------------------------------------------
                             Actual Aggregate Advisory      Pro Forma Aggregate Advisory
                             Fee paid under the Old         Fee paid under the New
                             Advisory Agreement for         Advisory Agreement for         % Difference Between
                             Fiscal Year Ended December     Fiscal Year Ended December     Actual and Pro Forma
   Series                    31, 2008                       31, 2008                       Aggregate Advisory Fees
----------------------------------------------------------------------------------------------------------------------
Mid-Cap                              $1,282,888.48                  $1,282,888.49                   0.0%(2)
----------------------------------------------------------------------------------------------------------------------
Small-Cap                             $626,997.71                    $626,997.71                    0.0%(2)
----------------------------------------------------------------------------------------------------------------------

----------------
(2) The breakpoint for the lower fee is $100 million in average daily net assets.

                         THE NEW SUBADVISORY AGREEMENTS
                         ------------------------------

The New Subadvisory Agreements between PVA and Westwood provide that Westwood will provide a continuous investment program to each Series. The monthly subadvisory fees payable to Westwood by PVA, not by each Series, is set forth in the table below:

   ---------------------------------------------------------------------------
       SERIES                     SUBADVISORY FEE PAYABLE TO WESTWOOD
   ---------------------------------------------------------------------------
   Mid-Cap Series      0.65% on the first $50 million of average daily net
                       assets;

                       0.60% on the next $50 million average daily net assets;

                       0.55% on the next $50 million average daily net assets;

                       0.50% on assets thereafter
   ---------------------------------------------------------------------------
   Small-Cap Series    0.70% on the first $50 million of average daily net
                       assets

                       0.62% on assets thereon
   ---------------------------------------------------------------------------

There are no differences between the Old and New Subadvisory Agreements except the subadvisory fees, the change in dates and subadvisors.

The fees are calculated daily and paid monthly. As of December 31, 2008, the asset size of Mid-Cap was $84,393,366 and for the Small-Cap Series was $35,710,235.

The following table shows for each Series the actual aggregate subadvisory fee paid by PVA for the fiscal year ended December 31, 2008, under the Old Subadvisory Agreements and what the aggregate subadvisory fee would have been if the subadvisory fee under the New Subadvisory Agreements had been in effect during that period:

----------------------------------------------------------------------------------------------------------------------
                             Actual Aggregate Subadvisory   Pro Forma Aggregate
                             Fee paid under the Old         Subadvisory Fee paid under
                             Subadvisory Agreements for     the New Subadvisory            % Difference Between
                             Fiscal Year Ended December     Agreements for Fiscal Year     Actual and Pro Forma
     Series                  31, 2008                       Ended December 31, 2008        Aggregate Subadvisory Fees
----------------------------------------------------------------------------------------------------------------------
Mid-Cap Series                         $783,079                       $745,563                       (4.8%)
----------------------------------------------------------------------------------------------------------------------
Small-Cap Series                       $436,820                       $420,750                      (3.68%)
----------------------------------------------------------------------------------------------------------------------

The services provided by Westwood under the New Subadvisory Agreements do not differ materially in nature from the services that were provided by AllianceBernstein under the Old Subadvisory Agreements. In this regard, under the New Subadvisory Agreements, Westwood will provide investment subadvisory services to the Series, including making decisions regarding the purchase, retention or disposition of securities or other assets that the Series may own or contemplate acquiring from time to time. All services under the New Subadvisory Agreements must be provided in accordance with the Funds' Declaration of Trust, as amended, any policies adopted by the Board, and the investment policies of the Series as disclosed in the Funds' registration statement on file with the SEC, as amended from time to time.

Westwood will have the exclusive authority to manage the investment and reinvestment of assets of the Series, subject to the discretion and control of PVA and the Board. Westwood will provide an investment program for each

Series consistent with each Series' investment objectives based upon the development, review and adjustment of investment policies approved from time to time by the Board and PVA, in consultation with Westwood. Westwood has agreed to use its best professional judgment to make investment decisions for each of the Series in accordance with the terms of the New Subadvisory Agreements.

Unless otherwise instructed by PVA, Westwood will place all orders for the purchase and sale of investments for each Series with brokers or dealers selected by Westwood. Westwood has been instructed to use its best efforts to obtain best execution of transactions at prices that are advantageous to each Series and at commission rates that are reasonable in relation to the benefits received. Westwood may select brokers or dealers on the basis that they provide brokerage, research, or other services or products to a Series or other accounts serviced by Westwood. Westwood may place transactions with a broker or dealer with whom it has negotiated a commission in excess of the commission another broker or dealer would have charged for effecting that transaction, if Westwood determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research provided by the broker or dealer, viewed in terms of either that particular transaction or on all transactions, taken as a whole, for each Series and other accounts over which Westwood exercises investment discretion. Not all Series' research or other services or products will necessarily be used by Westwood in managing the two Series, but may be allocated among other accounts, as appropriate.

Furthermore, Westwood agrees to make its officers and employees available from time to time to consult with officers and employees of PVA to review the investment policies and investment affairs of each Series and to report to PVA and the Fund's Board of Trustees with respect to the investment philosophy, assumptions, strategies and other information used in connection with the portfolio management.

Unless terminated, the New Subadvisory Agreements will remain in full force and effect until December 31, 2010, and thereafter, only so long as their continuance has been specifically approved at least annually by the Board in accordance with Section 15(a) of the 1940 Act, and by the majority vote of the Disinterested Trustees of the Board in accordance with Section 15(c).

                              BOARD CONSIDERATIONS
                              --------------------

The Board, including a majority of the Disinterested Trustees, approved the New Advisory Agreement for the Series between PVA and the Fund. As part of the process, the Board considered several factors, including PVA's ten-year history as the investment advisor for the Series, its resources, compliance history, as well as the overall nature, extent and quality of the services PVA had provided to the Series in the past. In addition, the Board considered that the New Advisory Agreement for the Series would be the same as the Old Advisory Agreement, except for the new dates and the reduction in investment advisory fees by means of breakpoints at certain asset levels.

PVA further recommended that Alliance Bernstein be terminated and the Board determined that it was in the best interest of the shareholders of Mid-Cap and Small-Cap to replace AllianceBernstein as subadvisor to the Series. The Board, including a majority of the Disinterested Trustees, then approved the proposal by PVA to replace AllianceBernstein with Westwood as subadvisor to the Series.

In connection with the consideration of PVA's proposal to replace AllianceBernstein with Westwood, the Board received, in advance of the meeting, information in the form of an extensive questionnaire completed by Westwood concerning a number of issues, including its investment philosophy, resources, operations and compliance structure. In this context, the Board considered PVA's quantitative and qualitative evaluation of Westwood's skills and abilities in managing assets pursuant to specific investment styles similar to the styles of the Series. The Board had further benefit of a presentation made by Westwood's senior management personnel where a number of issues, including Westwood's history, investment approach, investment strategies, portfolio turnover rates, assets under management, personnel, compliance procedures and the firm's overall performance, were reviewed and discussed. The Board considered Westwood's experience with managing other funds as well as the overall nature, extent, and quality of the services to be provided by Westwood and whether the cost to PVA of these services would be reasonable. The Board considered the economic viability of Westwood and was satisfied that the financial statements of Westwood indicated it was sufficiently capitalized. The Board also considered the investment performance of Westwood with respect to its advice given to similar mutual funds. The Board noted that with respect to Mid-Cap, the Westwood SMid Cap Equity account (a separate account with substantially similar investment objectives, policies and strategies as those of the Series) outperformed the Russell 2500 Value Index for the period January 1, 2002 through December 31, 2008. With respect to Small-Cap, the Board noted that the Westwood Small Cap Value account (a separate account with substantially similar investment objectives, policies and strategies as those of the Series) outperformed the Russell 2000 Value Index for the period January 1, 2002 through December 31, 2008. The Board further noted that Westwood's consistent investment style had produced strong results over a long period of time for both of the comparable accounts.

The Board noted that the fees under the New Subadvisory Agreements would be paid by PVA out of the advisory fees that it receives under its New Advisory Agreement with the Fund, and not by the Series. For this reason, the expected profitability to Westwood of its relationship with each Series or the potential economies of scale in Westwood's advice to the Series was not material a factor in the Board's deliberations. Based on all the foregoing reasons, the Board concluded that the proposed New Subadvisory Agreements were favorable for shareholders because shareholders could benefit from management of the Series' assets by the investment teams at Westwood.

                                    THE ORDER
                                    ---------

The Fund and PVA have obtained an order under Section 6(c) of the 1940 Act granting exemptions from Section 15(a) of the 1940 Act and Rule 18f-2 under the 1940 Act to permit the Fund and PVA to enter into, and materially amend, subadvisory agreements without shareholder approval. Therefore, the Fund and PVA have the right, subject to prior approval by the Board, to hire, terminate, and replace subadvisors without the approval of the shareholders of the Series, including, without limitation, to replace or reinstate any subadvisor with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. PVA has the responsibility to oversee subadvisors and recommend their hiring, termination, and replacement to the Board. The Order requires that shareholders of a Series be provided with an information statement such as this one within 90 days of any change in subadvisors.

                     DISCLOSURE REGARDING VOTING SECURITIES
                     --------------------------------------

The shares of the Fund are not offered directly to the public. Shares of the Fund currently are offered to certain separate accounts in order to fund Contracts issued by PLIC, PHL Variable and PLAC. Investments in the Fund may occur only by purchasing a Contract and directing the allocation of your purchase payment(s) to the subaccount(s) that correspond to a series of the Fund. The subaccounts, in turn, invest in shares of a corresponding series. Not all series may be offered through a particular Contract. No one person (including any "group" as that term is used in Section 13(d) (3) of the Exchange
Act) owns beneficially of record 5% or more of the outstanding shares of a series. Outstanding shares of beneficial interest of a series beneficially owned under a contract or policy by the Trustees and the executive officers of the Fund, as a group, is less than 1%.

                             ADDITIONAL INFORMATION
                             ----------------------

Westwood and its affiliates had approximately $ 7.2 billion in assets under management as of December 31, 2008. None of the directors or officers of Westwood is a Trustee or officer of the Fund. There are no Fund Trustees in any material transactions, directly or indirectly, to which the subadvisor to the Series was or is a party to the transaction. There are no financial conditions of the subadvisor that are reasonably likely to impair the financial ability of the subadvisor to fulfill its commitment to the Fund under the New Subadvisory Agreements.

Portfolio Managers -- Mid-Cap

Mid-Cap is managed by a portfolio management team. Westwood also manages institutional separate accounts and is the adviser/subadvisor to other mutual funds. The investment process is the same for similar accounts, including Mid-Cap, and is driven by proprietary team-oriented, in-depth, fundamental research. The investment research team is organized by industry coverage and supports all of the accounts managed in each of Westwood's investment strategies. Each of Westwood's investment strategies is managed by a portfolio management team. Weekly research meetings provide a forum where Westwood's investment professionals discuss current investment ideas within their assigned industries. Generally, the entire portfolio management team, or a sub-set of the team, then debates the merits of recommendations, taking into account the prevailing market environment, the portfolio's current composition, and the relative value of alternative investments. Investment decisions are made by majority agreement of the portfolio management team.

Although Mid-Cap is managed by a portfolio management team, Westwood has identified the following team members as those with the most significant responsibility for Mid-Cap's assets. This list does not include all members of the investment team.

Ms. Susan M. Byrne has served as Chairman and Chief Investment Officer since founding Westwood in April 1983. Ms. Byrne has served on the portfolio team for Mid-Cap since May 1, 2009. Ms. Byrne participates in the investment decision process during the portfolio team meetings in which the team decides the stock/weight selection for the model portfolio.

Ms. Kellie R. Stark, CFA, has served as Senior Vice President for Westwood since July 2004. Prior to this appointment, she served as Vice President and Associate Portfolio Manager for Westwood from July 1997 to July 2004. She joined Westwood in 1993 and has served on the portfolio team for Mid-Cap since May 1, 2009. Ms. Stark participates in the investment decision process during the portfolio team meetings in which the team decides the stock/weight selection for the model portfolio.

Mr. David S. Spika, CFA, has served as Vice President and Investment Strategist since joining Westwood in October 2003. Mr. Spika has served on the portfolio team for Mid-Cap since May 1, 2009. Prior to joining Westwood, he spent 17 years with Bank of America, where he served in a variety of roles, including portfolio manager in the Private Bank and, most recently, as an institutional portfolio manager and investment strategist for Banc of America Capital Management. Mr. Spika participates in the investment decision process during the portfolio team meetings in which the team decides the stock/weight selection for the target portfolio.

Mr. Ragen R. Stienke, CFA, has served as Vice President and Research Analyst for Westwood since July 2006. Prior to this appointment, Mr. Stienke served as Assistant Vice President and Research Analyst from November 2004, when he joined Westwood, until July 2006. Prior to joining Westwood, he worked for UBS Investment Bank in the research department, where he spent 3 years as a software strategist and 2 years as a U.S. equity strategist. Mr. Stienke has served on the portfolio team for the Mid-Cap since May 1, 2009. He participates in the investment decision process during the portfolio team meetings in which the team decides the stock/weight selection for the model portfolio.

Mr. Corey Henegar, CFA, has served as Vice President and Research Analyst for Westwood since July 2007. Prior to this appointment, he served as Assistant Vice President and Research Analyst for Westwood from July 2004 until July 2006, as Research Analyst from July 2002 to July 2004, and as Assistant Research Analyst from June 2001 to July 2002. Mr. Henegar has served on the portfolio team for Mid-Cap since May 1, 2009. He participates in the investment decision process during the portfolio team meetings in which the team decides the stock/weight selection for the model portfolio.

The Fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of shares in this Series.


Portfolio Managers -- Small-Cap

Although Small-Cap is managed by a portfolio management team, the Subadvisor has identified the following team members as those with the most significant responsibility for Small-Cap's assets. This list does not include all members of the investment team.

Mr. Christopher J. MacDonald, CFA, has served as Vice President and Senior Research Analyst for Westwood since July 2007. Prior to that, Mr. MacDonald served as Vice President and Research Analyst of Westwood from 1997 until July 2007. He joined Westwood in 1994 and has served on the portfolio team for Small-Cap since May 1, 2009. Mr. MacDonald participates in the investment decision process during the portfolio team meetings in which the team determines the stock/weight selection for the model portfolio.

Mr. Scott D. Lawson, CFA, has served as Vice President and Senior Research Analyst since joining Westwood in October 2003. Prior to joining Westwood, Mr. Lawson was an Assistant Portfolio Manager at Bank of America from 2000 to 2003. From 1995 to 2000, he was a Research Analyst with Mississippi Valley Advisors, specializing in the Technology and Industrial sectors. Mr. Lawson has served on the portfolio team for Small-Cap since May 1, 2009. Mr. Lawson participates in the investment decision process during the portfolio team meetings in which the team decides the stock/weight selection for the target portfolio.

Ms. Lisa Dong, CFA, has served as Vice President and Research Analyst for Westwood since June 2005. Prior to this appointment, she served as Assistant Vice President and Research Analyst from October 2001 to July 2005, as Research Analyst from June 2001 to October 2001, and as Assistant Research Analyst from December 2000 to June 2001. Ms. Dong has served on the portfolio team for Small-Cap since May 1, 2009. Ms. Dong participates in the investment decision process during the portfolio team meetings in which the team decides the stock/weight selection for the model portfolio.

Ms. Kellie R. Stark, CFA, has served as Senior Vice President for Westwood since July 2004. Prior to this appointment, she served as Vice President and Associate Portfolio Manager for Westwood from July 1997 to July 2004. She joined Westwood in 1993 and has served on the portfolio team for Small-Cap since May 1, 2009. Ms. Stark participates in the investment decision process during the portfolio team meetings in which the team decides the stock/weight selection for the model portfolio.

Mr. Corey Henegar, CFA, has served as Vice President and Research Analyst for Westwood since July 2007. Prior to this appointment, he served Westwood as Assistant Vice President and Research Analyst from July 2004 until July 2006, as Research Analyst from July 2002 to July 2004, and as Assistant Research Analyst from June 2001 to July 2002. Mr. Henegar has served on the portfolio team for Small-Cap since May 1, 2009. He participates in the investment decision process during the portfolio team meetings in which the team decides the stock/weight selection for the model portfolio.

The Fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of shares in this Series.

Listed below are the names of the principal executive officers and each director of Westwood. None are Trustees or officers of the Fund.

----------------------------------------------------------------------------------------------------------------
              NAME                  POSITION WITH SUBADVISOR & PRINCIPAL OCCUPATION        POSITION WITH FUND
----------------------------------------------------------------------------------------------------------------
Susan M. Byrne                   Chairman, Chief Investment Officer, Westwood Holdings            None
                                 Group, Inc.
----------------------------------------------------------------------------------------------------------------
Brian O. Casey                   President, Chief Executive Officer, Westwood Holdings            None
                                 Group, Inc.
----------------------------------------------------------------------------------------------------------------
Ray E. Wooldridge                Director, Westwood Holdings Group, Inc.                          None
----------------------------------------------------------------------------------------------------------------
Tom C. Davis                     Director, Westwood Holdings Group, Inc.                          None
----------------------------------------------------------------------------------------------------------------
Jon L. Mosle, Jr.                Director, Westwood Holdings Group, Inc.                          None
----------------------------------------------------------------------------------------------------------------
Frederick R. Meyer               Director, Westwood Holdings Group, Inc.                          None
----------------------------------------------------------------------------------------------------------------
Richard M. Frank                 Director, Westwood Holdings Group, Inc.                          None
----------------------------------------------------------------------------------------------------------------
Robert D. McTeer                 Director, Westwood Holdings Group, Inc.                          None
----------------------------------------------------------------------------------------------------------------
Geoffrey R. Norman               Director, Westwood Holdings Group, Inc.                          None
----------------------------------------------------------------------------------------------------------------

As of January 1, 2009, Westwood acted as an investment advisor to four mutual funds that have similar investment objectives as Mid-Cap and one mutual fund that has similar investment objectives as Small-Cap. The following table provides information for the other mutual funds.

-----------------------------------------------------------------------------------------------------------------
                                                     SIZE OF FUND AS OF 12/31/08
       NAME OF FUND                                          (IN MILLIONS)                  FEES PAID
-----------------------------------------------------------------------------------------------------------------
Westwood SMid Cap Equity**                              $80.23 million              0.75% on all assets
-----------------------------------------------------------------------------------------------------------------
Westwood SMid Cap Equity**                              $18.14 million              0.50% on all assets
-----------------------------------------------------------------------------------------------------------------
Westwood SMid Cap Equity**                              $29.18 million              0.60% of first $100 million
                                                                                    0.50% on next $100 million
-----------------------------------------------------------------------------------------------------------------
Westwood SMid Cap Equity**                              $20.15 million              0.58% of first $20 million
                                                                                    0.56% on next $50 million
                                                                                    0.51% on next $50 million
-----------------------------------------------------------------------------------------------------------------
Westwood Small Cap Value Fund*                          $16.84 million              0.85% on all assets
-----------------------------------------------------------------------------------------------------------------

* Fees are for Investor Share Class.
** For confidentiality purposes, the name of the sub-advised account has been omitted.

PVA is wholly-owned by PM Holdings, Inc., located at One American Row, Hartford, Connecticut 06103. PM Holdings, Inc. owns 100% of PVA's voting securities. PM Holdings, Inc. is wholly-owned by PLIC, located at One American Row, Hartford, Connecticut 06102. PLIC owns 100% of PM Holdings, Inc.'s voting securities. PLIC is wholly-owned by The Phoenix Companies, Inc., located at One American Row, Hartford, Connecticut 06102. The Phoenix Companies, Inc. owns 100% of PLIC's voting securities. PLIC serves as the shareholder servicing agent to the Fund, and was paid $105,498 by the Fund during the last fiscal year for performing those services. Phoenix Equity Planning Corporation ("PEPCO") served as administrator, underwriter and distributor to four series of the Fund for the last year. PEPCO is located at 610 West Germantown Pike, Plymouth Meeting, Pennsylvania 19462. PEPCO provided these services as an affiliate and as such was not directly compensated.

For the year ended December 31, 2008, the Fund paid $216,408 in brokerage commissions. No brokerage commissions were paid by any Series to any affiliated broker of PVA or the subadvisors.

                               SHAREHOLDER REPORTS
                               -------------------

Copies of the Fund's annual report for the fiscal year ended December 31, 2008 will be furnished without charge upon request. ANY SUCH REQUEST SHOULD BE DIRECTED TO PHOENIX VARIABLE PRODUCTS MAIL OPERATIONS BY CALLING (800) 541-0171, OR BY WRITING TO PHOENIX VARIABLE PRODUCTS MAIL OPERATIONS, P. O. BOX 8027, BOSTON, MASSACHUSETTS 02266-8027.

                            HOUSEHOLDING OF MATERIALS
                            -------------------------

The Fund sent only one copy of this Information Statement and the semi-annual and annual reports to those households in which multiple shareholders shared the same address, unless the Fund received instructions from a shareholder in such a household requesting separate copies of these materials. If you are a shareholder who shares the same address as other shareholders of the Fund and would like to receive a separate copy of this Information Statement, the semi-annual report, annual reports or future proxy statements, please contact Phoenix Variable Products Mail Operations by calling (800) 541-0171, or writing to Phoenix Variable

Products Mail Operations, P. O. Box 8027, Boston, Massachusetts 02266-8027. If you share the same address as multiple shareholders and would like the Fund to send only one copy of future proxy statements, information statements, semi-annual reports and annual reports, please contact Phoenix Variable Products Mail Operations at the above phone number or post office address.

                           FUTURE SHAREHOLDER MEETINGS
                           ---------------------------

As a Massachusetts business trust, the Fund does not hold shareholder meetings unless required by the 1940 Act. The Fund relied upon an Order to terminate AllianceBernstein as subadvisor to the Series without a shareholder meeting. The Fund does not anticipate holding a meeting of shareholders in 2009.

Shareholders who wish to present a proposal for action at the next meeting should submit the proposal to:

Kathleen A. McGah
Phoenix Life Insurance Company
One American Row
P.O. Box 5056
Hartford, CT 06102-5056

Proposals must be received in a reasonable time prior to the date of the shareholder meeting to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be submitted for consideration by shareholders.

                                            By Order of the Board of Trustees,

                                            /s/ Kathleen A. McGah
                                            Kathleen A. McGah
                                            Vice President, Chief Legal Officer,
                                            Counsel and Secretary

Hartford, Connecticut
July 30, 2009

                                                                       EXHIBIT A

                              SUBADVISORY AGREEMENT
                          THE PHOENIX EDGE SERIES FUND
                          PHOENIX MID-CAP VALUE SERIES

Westwood Management Corp.
200 Crescent Court, Suite 1200
Dallas, Texas 75201

       AGREEMENT made as of the 1st day of May, 2009 between Phoenix Variable Advisors, Inc. (the "Advisor"), a corporation organized under the laws of the State of Delaware, and Westwood Management, Corp. (the "Subadvisor"), a corporation organized under the laws of the State of New York.

       WHEREAS, The Phoenix Edge Series Fund (the "Fund") is a diversified open-end investment company of the series type registered under the Investment Company Act of 1940, as amended, (the "1940 Act"); and

       WHEREAS, the shares of the Fund may be offered in one or more separate series, including the Phoenix Mid-Cap Value Series (the "Series"); and

       WHEREAS, the Advisor has entered into an Investment Advisory Agreement ("Advisory Agreement") with the Fund pursuant to which the Advisor acts as investment advisor to the Fund on behalf of one or more separate series of the Fund, including the Series; and

       WHEREAS, pursuant to the Advisory Agreement, the Advisor renders certain investment advisory services to the Fund on behalf of the Series, including providing general oversight of the Series, and evaluating, recommending and monitoring one or more registered investment advisors to serve as subadvisor to the Series; and

       WHEREAS, the Advisor desires, with the approval of the Trustees of the Fund (the "Trustees"), to retain Subadvisor to furnish portfolio management services for the Series; and

       WHEREAS, the Subadvisor is willing to furnish such services on the terms and conditions hereinafter set forth;

       NOW, THEREFORE, the Advisor and the Subadvisor agree as follows:

1. Employment as a Subadvisor. The Advisor, being duly authorized, hereby appoints the Subadvisor to serve as subadvisor with regard to the assets of the Series (the "Assets"), subject to the terms and conditions set forth in this Agreement.

2. Acceptance of Employment; Standard of Performance. The Subadvisor accepts such appointment to serve as subadvisor of the Assets and agrees to use its best professional judgment to make investment decisions and provide related services for the Assets of the Series in accordance with the terms and conditions set forth in this Agreement and as set forth in Schedule D attached hereto and made a part hereof. The parties acknowledge and agree that the services of the Subadvisor hereunder are not deemed exclusive and that accordingly, the Subadvisor may render services to others so long as those services do not conflict in any material manner with the Subadvisor's performance of its duties and obligations pursuant to this Agreement.

3. Services of Subadvisor. Subject to the general oversight of the Advisor and the Trustees, the Subadvisor shall manage all of the Assets of the Series entrusted to it under this Agreement, including the purchase, retention, and disposition of assets, securities, and other property, and shall carry out all of its duties and obligations under this Agreement, according to the following terms and conditions:

          (a) At all times in performing its duties and obligations under this Agreement, the Subadvisor shall act in conformity with the following requirements: (i) the investment objectives, policies and restrictions of the Fund as they apply to the Assets of the Series and as set forth in the Fund's then current prospectus and statement of additional information, as amended or supplemented from time to time, (collectively, the "Prospectus"); (ii) the Fund's Agreement and Declaration of Trust, dated February 18, 1986, establishing the Fund, as may be amended from time to time, ("Declaration of Trust"); (iii) the 1940 Act, the Investment Advisers Act of 1940, as amended (the "Advisers Act"), the Securities Act of 1933, as amended, (the "1933 Act") and the Securities Exchange Act of 1934, as amended, (the "1934 Act") and the rules and regulations thereunder; (iv) the Internal Revenue Code of 1986, as amended, (the "Code") and the rules and regulations thereunder, including but not limited to the requirements for adequate diversification under
       Section 817(h) of the Code, for treatment by the Series as a regulated investment company under sub-chapter M of the Code, and for avoiding payment of any excise tax under Section 4982 of the Code; (v) all other applicable federal and state laws, as each may be amended from time to time; and (vi) and any resolutions as may be duly adopted by the Trustees from time to time and any instructions and procedures of the Advisor, and, in either case, furnished to the Subadvisor (collectively, these requirements are referred to herein as the "Investment Requirements").

          (b) The Subadvisor shall furnish a continuous investment program and shall determine what portfolio investments will be purchased, retained, or sold by the Series with regards to the Assets of the Series in conformity with the Prospectus and other Investment Requirements.

          (c) The Subadvisor shall effect all transactions and take all actions to implement the investment objectives and policies of the Series in accordance with this Agreement.

          (d) The Subadvisor shall have full authority at all times with respect to the portfolio management of the Assets, including, but not limited to, the authority: (i) to give written or oral instructions to various broker/dealers, banks or other agents and to bind and obligate the Fund to and for the carrying out of contracts, arrangements, or transactions which shall be entered into by the Subadvisor on the Fund's behalf with or through such broker/dealers, banks or other agents; (ii) to direct the purchase and sale of any securities; and (iii) to maintain such uninvested cash balances in the Assets of the Series as it shall deem reasonable and appropriate without incurring any liability for the payment of interest thereon.

          (e) The Subadvisor shall not, without the Advisor's prior written approval, effect any transaction or take any action that would cause the Assets of the Series at the time of the transaction or action to be out of compliance with any of the Investment Requirements. The Subadvisor shall promptly inform the Fund and the Advisor of developments materially affecting (or reasonably expected to affect) the Assets of the Series, and will, on its own initiative, furnish the Fund and the Advisor from time to time with whatever information the Subadvisor believes is appropriate for this purpose.

          (f) The Subadvisor shall send or make available appropriate representatives to/for regular or special meetings of the Fund as may be reasonably requested from time to time by the Advisor.

          (g) The Subadvisor shall provide appropriate representatives to attend meetings requested by the Advisor at such time(s) and location(s) as are reasonably requested by the Advisor.

          (h) The Subadvisor shall place all orders for the purchase or sale of securities or other investments for the Assets of the Series with brokers or dealers selected by the Subadvisor, as more fully specified below in Section 6 of this Agreement.

4. Transaction Procedures. All transactions for the purchase or sale of securities or other investments for the Assets of the Series will be consummated by payment to, or delivery by, the Custodian(s) from time to time designated by the Fund (the "Custodian"), or such depositories or agents as may be designated by the Custodian pursuant to its agreement with the Fund (the "Custodian Agreement"), of all cash and/or securities and/or other property due to or from the Assets of the Series. The Subadvisor shall not have possession or custody of such cash and/or securities or any responsibility or liability with respect to such custody, except as described herein. The Subadvisor shall advise the Custodian and confirm in writing or by confirmed electronic transmission to the Fund all investment orders for the Assets of the Series placed by it with brokers and dealers at the time and in the manner set forth in the Custodian Agreement and in Schedule A hereto (as amended from time to time). The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Subadvisor. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Subadvisor shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian other than arrangements, acts, omissions or other conduct arising in reliance on instructions of the Subadvisor.

5. Recordkeeping and Reporting. The Subadvisor shall maintain the records and information required by Rule 31a-1 under the 1940 Act described in Schedule B attached hereto, with respect to the Assets of the Series. In addition, the Subadvisor shall maintain such other records relating to the services the Subadvisor provides under this Agreement as may be required in the future by applicable SEC and other applicable rules, and shall retain such information for such times and in such manner as required by applicable rules, including but not limited to Rule 31a-2 under the 1940 Act. The records maintained by the Subadvisor hereunder shall be the property of the Fund and shall be surrendered promptly upon request; subject, however, to the Subadvisor's right to retain all such records as the Subadvisor is required to maintain under the Advisers Act and the rules and regulations promulgated thereunder; provided, further, that the Fund shall be entitled to make and maintain copies of any records so retained by request.

6. Allocation of Brokerage. The Subadvisor shall have authority and discretion to select brokers and dealers, including any brokers and dealers affiliated with the Subadvisor, to execute transactions initiated by the Subadvisor on behalf of the Series with regard to the Assets, and to select the markets on or in which the transactions will be executed, subject to the following limitations:

          (a) The Subadvisor shall at all times seek "best-execution", as defined in Section 28(e)(1) of the 1934 Act.

          (b) The Subadvisor shall at all times place orders for the sale and purchase of securities in accordance with the brokerage policy of the Series as set forth in the Prospectus and as the Advisor or the Trustees may direct from time to time.

          (c) In placing orders for the sale and purchase of securities for the Assets of the Series, the Subadvisor's primary responsibility shall be to seek the best execution of orders at the most favorable prices. However, this responsibility shall not obligate the Subadvisor to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Series, so long as the Subadvisor reasonably believes that the broker or dealer selected by it can be expected to provide "best-execution" on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the "brokerage and research services," as defined in Section 28(e)(3) of the 1934 Act, provided by such broker or dealer to the Subadvisor, viewed in terms of either that particular transaction or of the Subadvisor's overall responsibilities with respect to its clients, including the Series, as to which the Subadvisor exercises investment discretion, notwithstanding that the Series may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Series a lower commission on the particular transaction.

7. Prohibited Conduct. In providing the services described in this Agreement, the Subadvisor will not consult with any other investment advisory firm that the Subadvisor knows provides investment advisory services to any of the Funds series regarding transactions for the Fund in securities or other assets. In addition, the Subadvisor shall not, without the prior written consent of the Fund and the Advisor, delegate any obligations assumed pursuant to this Agreement to any affiliated or unaffiliated third party.

8. Expenses. During the term of this Agreement, the Subadvisor shall bear all expenses incurred by it in connection with providing its services hereunder. Without limiting the foregoing, the parties acknowledge and agree that the Subadvisor shall furnish at its own expense, or pay the expenses of the Advisor, for the following items:

          (a) Office facilities, including office space, furniture and equipment utilized by the Subadvisor's employees in the fulfillment of its duties and obligations under this Agreement; and

          (b) Personnel and services necessary to perform the functions required to manage the investment and reinvestment of the Assets (including those required for research, analysis, pricing, reporting, statistics, and investment), and to fulfill the other duties and obligations of the Subadvisor hereunder.

9. Fees for Services. The compensation of the Subadvisor for its services under this Agreement shall be calculated and paid by the Advisor in accordance with the attached Schedule C. Pursuant to the Advisory Agreement between the Fund and the Advisor, the Advisor shall be solely responsible for the payment of fees to the Subadvisor.

10. Limitation of Liability. The Subadvisor shall not be liable for any action taken, omitted or suffered to be taken by it in its best professional judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with specific directions or instructions from the Fund, so long as such acts or omissions shall not have constituted a breach of the investment objectives, policies and restrictions applicable to the Assets of the Series and such acts or omissions shall not have resulted from the Subadvisor's willful misfeasance, bad faith, reckless disregard or gross negligence, a violation of the standard of care established by and applicable to the Subadvisor in its actions under this Agreement or a breach of its duty or of its obligations hereunder (provided further, however, that the foregoing shall not be construed to protect the Subadvisor from liability under the 1940 Act, other federal or state securities laws or common law).

11.    Indemnification.
       ----------------

          (a) The Advisor agrees to indemnify and hold harmless the Subadvisor, its officers and directors, and any person who "controls" the Subadvisor, within the meaning of Section 15 of the Securities Act of 1933, as amended (the "1933 Act"), from and against any and all direct or indirect liabilities, losses or damages (including reasonable attorneys' fees) suffered by Subadvisor resulting from (i) the Advisor's breach of any provision of this Agreement, (ii) willful misfeasance, bad faith, reckless disregard or gross negligence on the part of the Advisor or any of its officers, directors or employees in the performance of the Advisor's duties and obligations under this Agreement or (iii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus and Statement of Additional Information, as amended or supplemented from time to time or promotional materials pertaining or relating to the Series or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made by the Fund other than in reliance upon written information furnished by the Subadvisor or any affiliated person of the Subadvisor, expressly for use in the Fund's registration statement or other than upon verbal information confirmed by the Subadvisor in writing expressly for use in the Fund's registration statement.

       In no case shall the Advisor's indemnity in favor of the Subadvisor or any affiliated person or controlling person of the Subadvisor, or any other provision of this Agreement, be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

          (b) The Subadvisor agrees to indemnify and hold harmless the Advisor, its officers and directors, and any person who "controls" the Advisor, within the meaning of Section 15 of the 1933 Act, from and against any and all direct or indirect liabilities, losses or damages (including reasonable attorneys' fees) suffered by Advisor resulting from
       (i) the Subadvisor's breach of its duties under this Agreement, (ii) willful misfeasance, bad faith, reckless disregard or gross negligence on the part of the Subadvisor or any of its officers, directors or employees in the performance of the Subadvisor's duties and obligations under this Agreement or (iii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus or Statement of Additional Information, as amended or supplemented from time to time relating to the Series or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon written information furnished by the Subadvisor to the Advisor, the Fund or any affiliated person of the Advisor or the Fund expressly for use in the Fund's registration statement, or upon verbal information confirmed by the Subadvisor in writing expressly for use in the Fund's registration statement; or (iv) to the extent of, and as a result of, the failure of the Subadvisor to execute, or cause to be executed, portfolio transactions with respect to the Assets of the Series according to the standards and requirements of the 1934 Act, the 1940 Act and the Advisers Act.

       In no case shall the Subadvisor's indemnity in favor of the Advisor or any affiliated person or controlling person of the Advisor, or any other provision of this Agreement, be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

12. Insurance. The Subadvisor shall, during the term of this Agreement, at its own expense, maintain adequate liability and errors and omissions insurance coverage to the reasonable satisfaction of the Advisor.

13. No Personal Liability. Reference is hereby made to the Declaration of Trust, a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter so filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law. The name The Phoenix Edge Series Fund refers to the Trustees under said Declaration of Trust, as Trustees and not personally, and no Trustee, shareholder, officer, agent or employee of the Fund shall be held to any personal liability in connection with the affairs of the Fund; only the Fund estate under said Declaration of Fund is liable. Without limiting the generality of the foregoing, neither the Subadvisor nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Fund or of any successor of the Fund, whether such liability now exists or is hereafter incurred for claims against the Fund estate.

14. Confidentiality. Subject to the duty of the Advisor or Subadvisor to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Series and the actions of the Subadvisor and the Fund in respect thereof. It is understood that any information or recommendation supplied by the Subadvisor in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Advisor, the Fund or such persons as the Advisor may designate in connection with the Series. It is also understood that any information supplied to the Subadvisor in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of investments which, on a temporary basis, may not be bought or sold for the Series, is to be regarded as confidential and for use only by the Subadvisor in connection with its obligation to provide investment advice and other services to the Series. The parties acknowledge and agree that all nonpublic personal information with regard to shareholders in the Series shall be deemed proprietary information of the Advisor, and that the Subadvisor shall use that information solely in the performance of its duties and obligations under this Agreement and shall takes reasonable steps to safeguard the confidentiality of that information. Further, the Subadvisor shall maintain and enforce adequate security procedures with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to this Agreement including all means for the effecting of investment transactions.

15. Assignment. This Agreement shall terminate automatically in the event of its "assignment," as that term is defined in Section 2(a)(4) of the 1940 Act. The Subadvisor shall provide the Advisor with reasonable advance written notice of any proposed change of "control," as defined in Section 2(a)(9) of the 1940 Act, as will enable the Advisor to consider whether an assignment as defined in Section 2(a)(4) of the 1940 Act will occur and to take the steps it deems necessary. The understandings and obligations set forth in this Section shall survive the termination of this Agreement and shall be binding upon the Subadvisor and its successors.

16. Representations, Warranties and Agreements of the Subadvisor. The Subadvisor represents, warrants and agrees that:

          (a) It is registered as an "investment advisor" under the Advisers Act and will maintain such status so long as this Agreement remains in effect.

          (b) It shall comply with any other applicable federal or state requirements, and the applicable requirements of any regulatory or self-regulatory agency, necessary to be met for its performance of the services contemplated by this Agreement so long as this Agreement remains in effect.

          (c) It is not prohibited by the 1940 Act, the Advisers Act or other applicable federal or state law from performing the services contemplated by this Agreement.

          (d) It is duly organized and validly existing under the laws of the State in which it was organized with the power to own and posses its assets and carry on its business as it is now being conducted.

          (e) It has the power and has taken all necessary action, and has obtained all necessary licenses, authorizations and approvals, to execute this Agreement, which Agreement constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, to enter into and perform the services contemplated by this Agreement; and the execution, delivery and performance by it of this Agreement does not contravene or constitute a default under any agreement binding upon it.

          (f) It will promptly notify the Advisor of the occurrence of any event that would disqualify it from serving as an investment advisor of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

          (g) It has a written code of ethics complying with the requirements of Rule 17j-l under the 1940 Act and Rule 204A-1 of the Advisers Act and will provide the Advisor with a copy of the code of ethics and evidence of its adoption. The Subadvisor acknowledges receipt of the written code of ethics adopted by and on behalf of the Fund (the "Code of Ethics"). It will not be subject to the Code of Ethics during the term of this Agreement so long as its code of ethics complies with applicable regulatory requirements and has been approved by the Trustees. Within 15 days of the end of each calendar quarter while this Agreement is in effect, a duly authorized compliance officer of the Subadvisor shall certify to the Fund and to the Advisor that the Subadvisor has complied with the requirements of Rules 17j-l and 204A-1 of the Advisers Act during the previous calendar quarter and that there has been no violation of its code of ethics, or the Code of Ethics, as the case may be, or if such a violation has occurred, that appropriate action was taken in response to such violation. The Subadvisor shall permit the Fund and Advisor to examine the reports required to be made by the Subadvisor under Rule 17j-l(c)(1) and all other records relevant to the Subadvisor's code of ethics as may be reasonably requested by the Advisor or Trustees from time to time.

          (h) It will use all necessary efforts to manage the Assets of the Series so that it will satisfy the diversification and minimum "good income" requirements of Subchapter M and the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended.

          (i) It has furnished a true and complete copy of its registration statement as filed with the Securities and Exchange Commission (the "Commission") on Form ADV to the Advisor and will furnish promptly such updated copies of its registration statement or amendments thereto as are filed with the Commission from time to time.

          (j) It will furnish to the Advisor true and complete copies of reports or other documents as may be reasonably requested by the Advisor in connection with the performance of the Subadvisor's duties and obligations under this Agreement.

          (k)   It will be responsible for the preparation and filing of
       Schedule 13G and Form 13F on behalf of the Assets of the Series in accordance with the requirements thereunder.

          (l) It will furnish or otherwise make available to the Advisor such other information relating to the business affairs of the Subadvisor or the management of the Series as the Advisor at any time, or from time to time, reasonably requests in connection with the Advisor's or Subadvisor's performance of its respective obligations hereunder; subject, however, to the Subadvisor's right to retain all such records as the Subadvisor is required to maintain under the Advisers Act and the rules and regulations promulgated thereunder; provided, further, that the Fund and the Advisor shall be entitled to make and maintain copies of any records so retained by the Subadvisor.

          (m) It will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the Advisers Act and the Rules thereunder, the records identified in Schedule B (as Schedule B may be amended from time to time). The Subadvisor agrees that such records are the property of the Fund, and will be surrendered to the Fund or to the Adviser as agent of the Fund promptly upon request of either.

          (n) The Subadvisor hereby warrants and represents that it will provide the requisite certifications requested by the chief executive office and chief financial officer of the Fund necessary for those named officers to fulfill their reporting and certification obligations on Form N-CSR as required under the Sarbanes-Oxley Act of 2002 in substantially the form presented in Schedule E attached hereto and made a part hereof.

          (o) It has adopted and implemented, and throughout the term of this Agreement shall maintain in effect and implement, policies and procedures reasonably designed to prevent, detect and correct violations by the Subadvisor and its supervised persons, and, to the extent the activities of the Subadvisor in respect to the Fund could affect the Fund, by the Fund, of "federal securities laws" (as defined in Rule 38a-1 under the Act), and that the Subadvisor has provided the Fund with true and complete copies of its policies and procedures (or summaries thereof) and related information requested by the Fund. The Subadvisor agrees to cooperate with periodic reviews by the Fund's compliance personnel of the Subadvisor's policies and procedures, their operation and implementation and other compliance matters and to provide to the Fund from time to time such additional information and certifications in respect of the Subadvisor's policies and procedures, compliance by the Subadvisor with federal securities laws and related matters and the Fund's compliance personnel may reasonably request. The Subadvisor agrees to promptly notify the Advisor of any material compliance violations which affect the Series.

17. Representations, Warranties and Agreements of the Advisor. The Advisor represents, warrants and agrees that:

          (a)   It is registered as an "investment advisor" under the Advisers
       Act.

          (b) It shall continue to meet any other applicable federal or state requirements, or the applicable requirements of any regulatory or self-regulatory agency, necessary to be met for its performance of the services contemplated by this Agreement so long as this Agreement remains in effect.

          (c) It is not prohibited by the 1940 Act, the Advisers Act or other applicable federal or state law from performing the services contemplated by this Agreement.

          (d) It is duly organized and validly existing under the laws of the State in which it was organized with the power to own and posses its assets and carry on its business as it is now being conducted.

          (e) It has the power and has taken all necessary action, and has obtained all necessary licenses, authorizations and approvals, to execute this Agreement, which Agreement constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, to enter into and perform the services contemplated by this Agreement; and the execution, delivery and performance by it of this Agreement does not contravene or constitute a default under any agreement binding upon it.

          (f) It has delivered, or will before the effective date of this Agreement deliver, to the Subadvisor true and complete copies of (i) the Prospectus, (ii) the Declaration of Trust, and (iii) such other documents or instruments governing the investments and investment policies and practices of the Series applicable to the Subadvisor's duties and obligations hereunder, and during the term of this Agreement will promptly deliver to the Subadvisor true and complete copies of all documents and instruments supplementing, amending, or otherwise becoming such documents or instruments before or at the time they become effective.

          (g) It will furnish or otherwise make available to the Subadvisor such other information relating to the business affairs of the Fund as the Subadvisor at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

18. Representations, Warranties and Agreements of the Fund. By their approval of this Agreement the Trustees represent, warrant and agree that:

          (a) The Fund is not prohibited by the 1940 Act or other applicable federal or state law from performing their obligations under this Agreement.

          (b) The Fund is duly organized and validly existing under the laws of the State in which it was organized with the power to own and posses its assets and carry on its business as it is now being conducted.

          (c) The Fund has taken all necessary action, and have obtained all necessary licenses, authorizations and approvals, to permit the Fund to enter into this Agreement, which Agreement constitutes the Fund's legal, valid and binding obligation, enforceable in accordance with its terms; and the execution, delivery and performance by the Fund of this Agreement does not contravene or constitute a default under any agreement binding upon the Fund.

19. Reports. The Subadvisor shall provide the Advisor and the Trustees such periodic and special reports as the Advisor may reasonably request. The Subadvisor agrees that such records are the property of the Fund, and shall be made reasonably available for inspections, and by the Fund or by the Advisor as agent of the Fund, and promptly upon request surrendered to either. Without limiting the generality of the foregoing, the parties agree and acknowledge that the Subadvisor shall provide the following items:

          (a) Quarterly reports, in form and substance acceptable to the Advisor, including but not limited to reports with respect to: (i) compliance with the Subadvisor's code of ethics; (ii) compliance with procedures adopted from time to time by the Trustees relative to securities eligible for resale pursuant to Rule 144A under the 1933 Act;
       (iii) diversification of the Assets of the Series assets in accordance with the then governing laws and prevailing Prospectus pertaining to the Series; (iv) compliance with governing Fund policies and restrictions relating to the fair valuation of securities for which market quotations are not readily available or considered "illiquid" for the purposes of complying with the Series limitation on acquisition of illiquid securities; (v) cross transactions conducted pursuant to Rule 17a-7 under the 1940 Act; (vi) allocations of brokerage transactions along with descriptions of the bases for those allocations and the receipt and treatment of brokerage and research services received, as may be requested to ensure compliance with Section 28(e) of the 1934 Act; (vii) any and all other reports reasonably requested in accordance with or described in this Agreement; and, (viii) the implementation of the Assets of the Series investment program, including, without limitation, analyses of Series performance pertaining to the Assets of the Series;

          (b) Annual or other periodic reports, in form and substance acceptable to the Advisor, including but not limited reports with respect to: (i) analyses of Series performance pertaining to the Assets of the Series; (ii) disclosure related to the portfolio management of the Assets of the Series and the Subadvisor as may be contained in the Prospectus or marketing materials as amended, supplemented or otherwise updated from time to time; and (iii) foreign custody arrangements as governed by Rule 17f-7 under the 1940 Act; (iv) compliance with the Subadvisor's code of ethics pursuant to Rule 17j-1; and (v) such compliance certifications as may be reasonably requested.

          (c) The parties acknowledge and agree that the Subadvisor is authorized to supply the Fund's independent accountants, PricewaterhouseCoopers LLP, or any successor accountant for the Fund, any reasonable information that they may request in connection with the Fund.

       In addition, the Subadvisor shall immediately notify and forward to both the Advisor and legal counsel for the Series whose identity has been provided to the Subadvisor any legal process served upon it on behalf of the Advisor or the Fund. The Subadvisor shall promptly notify the Advisor of any changes in any information concerning the Subadvisor of which the Subadvisor becomes aware that is or would be required to be disclosed in the Fund's registration statement.

20. Proxies and Class Actions. The Subadvisor shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the Assets. Unless the Advisor or the Fund gives the Subadvisor written instructions to the contrary, the Subadvisor will, in compliance with the proxy voting policy and procedures adopted by the Subadvisor, vote or abstain from voting, all proxies solicited by or with respect to the issuers of securities in which the Assets of the Series may be invested. The Advisor shall cause the Custodian to forward promptly to the Subadvisor all such proxies upon receipt, so as to afford the Subadvisor a reasonable amount of time in which to determine how to vote such proxies. The Subadvisor agrees to provide the Advisor in a timely manner with quarterly proxy voting reports containing a record of votes cast containing all of the voting information required by Form N-PX. The Subadvisor will not advise or act on behalf of the Series to file Form N-PX as required by Rule 30b1-4 under the Act. The Subadvisor will not advise or act on behalf of the Series in regards to class action filings, with respect to any securities held by the Series.

21. Valuation of Assets and Related Recordkeeping. The Subadvisor shall assist the recordkeeping agent for the Fund in determining or confirming the value of any securities or other assets pertaining to the Assets of the Series for which the recordkeeping agent seeks assistance from or identifies for review by the Advisor. The parties agree that, consistent with applicable law, the Advisor will not bear responsibility for the determination of value of any such securities or other assets.

22. Amendment. This Agreement may be amended at any time, but only by written agreement between the Subadvisor and the Advisor, which amendment, other than amendments to Schedule A, B, C, D or E, is subject to the approval of the Trustees and the Shareholders of the Fund as and to the extent required by the 1940 Act.

23. Effective Date; Term. This Agreement shall become effective on the date set forth on the first page of this Agreement. Unless terminated as hereinafter provided, this Agreement shall remain in full force and effect until December 31, 2010, and thereafter only so long as its continuance has been specifically approved at least annually in accordance with Sections 15(a) and (c) of the 1940 Act and the Rules promulgated thereunder.

24. Notices. Except as otherwise provided in this Agreement, all notices or other communications required of permitted to be given hereunder shall be in writing and shall be delivered or sent by (i) confirmed facsimile,
       (ii) registered, certified or overnight mail, or (iii) a nationally recognized overnight courier, to the following addresses or to such other address as the relevant addressee shall hereafter notify for such purpose to the other by notice in writing and shall be deemed to have been given at the time of delivery.

       If to the Advisor:        PHOENIX VARIABLE ADVISORS, INC.
                                 One American Row
                                 Hartford, Connecticut 06102
                                 Attention: Doreen A. Bonner, Vice President and
                                            Chief Compliance Officer
                                 Telephone: (860) 403-5456
                                 Facsimile: (860) 403-7203
                                 Email: Doreen.Bonner@phoenixwm.com

       If to the Subadvisor:     WESTWOOD MANAGEMENT CORP.
                                 200 Crescent Court, Suite 1200
                                 Dallas, Texas 75201
                                 Attention: Brian O. Casey
                                 Telephone: 214-756-6900
                                 Facsimile: 214-756-6979
                                 Email: bcasey@westwoodgroup.com

25. Termination. This Agreement may be terminated by any party, without penalty, immediately upon written notice to the other party in the event of a breach of any provision thereof by the party so notified, or otherwise, upon sixty (60) days' written notice to the other party but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other party.

26.    Use of Subadvisor's Name.
       -------------------------

          (a) The Subadvisor hereby grants to the Fund and the Advisor a non-exclusive, royalty-free, non-transferable worldwide license to use the Subadvisor's name and the Subadvisor's logo (collectively, the "Name") in any and all promotional materials, prospectuses and registration statements for the purpose of advertising, promoting, and registering the Fund during the term of this Agreement. The Fund shall furnish, or shall cause to be furnished, to the Subadvisor or its designee, each piece of sales literature or other promotional material in which the Subadvisor is named or the Name used, at least ten (10) business days prior to its use. The Subadvisor shall be permitted to review and approve the material in written or electronic form prior to such printing. No such material shall be used if the Subadvisor or its designee reasonably objects to such use within ten (10) business days after receipt of this material, such approval, may not be unreasonably withheld. All rights in and to the Name not expressly granted under this Section 26(a) are reserved by the Subadvisor.

          (b) All use of the Name by the Advisor and the Fund, and the nature and quality of the Fund, and the promotional materials, prospectuses, registration statements, and uses of the Name, are subject to, and shall comply with, the Subadvisor's quality control standards and requirements. The Subadvisor may periodically inspect the Advisor's and the Fund's operations to ensure compliance with such quality control standards and requirements and the terms and conditions of this Agreement after providing the Advisor or the Fund with reasonable advance notice.

          (c) The Advisor and the Fund each agree to give notice to the Subadvisor of any infringement of the Name that comes to its attention and cooperate reasonably with the Subadvisor when and as requested by the Subadvisor in preventing and stopping any such infringement, but otherwise not to take any action against any infringer.

27. Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of New York, without giving effect to the conflicts of laws principles thereof.

28. Severability. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent permitted by law.

29. Certifications. The Subadvisor hereby warrants and represents that it will provide the requisite certifications requested by the Chief Executive Officer and the Chief Financial Officer of the Fund necessary for those named officers to fulfill their reporting and certification obligations on Form N-SAR as required under the Sarbanes-Oxley Act of 2002.

30. Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter of this Agreement.

31. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all such counterparts shall constitute a single instrument.

                                             THE PHOENIX EDGE SERIES FUND

                                             By: /s/ Philip K. Polkinghorn
                                                 -------------------------------
                                             Name:  Philip K. Polkinghorn
                                             Title: President

                                             PHOENIX VARIABLE ADVISORS, INC.

                                             By: /s/ John H. Beers
                                                 -------------------------------
                                             Name:  John H. Beers
                                             Title: Vice President and Secretary

ACCEPTED:

WESTWOOD

By: /s/ Brian O. Casey
    ---------------------------------

Name: Brian O. Casey
Title: President and Chief Executive Officer

SCHEDULES:           A.     Operational Procedures
                     B.     Records to be Maintained by the Subadvisor
                     C.     Subadvisory Fee
                     D.     Subadvisor Functions
                     E.     Form of Sub-Certification

                                   SCHEDULE A
                                   ----------

                             OPERATIONAL PROCEDURES

In order to minimize operational problems, it will be necessary for a flow of information to be supplied by the Subadvisor to State Street Bank and Trust Company (the "Custodian") and PNC Global Investment Servicing (the "Sub-Accounting Agent") for the Fund.

The Subadvisor must furnish the Custodian and Sub-Accounting Agent with daily information as to executed trades, or, if no trades are executed, with a report to that effect, no later than 5:00 p.m. (Eastern time) on the day of the trade (confirmation received from broker). The necessary information can be sent electronically or via facsimile machine to the Custodian and the Sub-Accounting Agent. Information provided to the Custodian and the Sub-Accounting Agent shall include the following:

        1.     Purchase or sale;
        2.     Security name;
        3.     Security identifier (e.g., CUSIP), if applicable;
        4.     Number of shares and sales price per share;
        5.     Executing broker;
        6. Settlement instructions for foreign trades; clearing and executing broker for domestic trades;
        7.     Trade date;
        8.     Settlement date;
        9.     Aggregate commission or if a net trade;
        10.    Interest purchased or sold from interest bearing security;
        11.    Other fees;
        12.    Net proceeds of the transaction;
        13.    Exchange where trade was executed;
        14.    Currency for foreign trades;
        15.    Ticker symbol for domestic trades; and
        16.    Identified tax lot (if applicable).

When opening accounts with brokers for, and in the name of, the Series, the account must be a cash account. No margin accounts are to be maintained in the name of the Series. Delivery instructions are as specified by the Custodian. The Custodian and Sub-Accounting Agent will supply the Subadvisor daily with a cash availability report via access to the Custodian website, or by email or by facsimile and the Sub-Accounting Agent will provide a five day cash projection report, which shall include cash detail and pending trades. This will normally be done by electronically or via facsimile machine by confirmed facsimile or confirmed electronic transmission so that the Subadvisor will know the amount available for investment purposes.

                                   SCHEDULE B
                                   ----------

                   RECORDS TO BE MAINTAINED BY THE SUBADVISOR

1. (Rule 31a-1(b)(5)) A record of each brokerage order, and all other series purchases and sales, given by the Subadvisor on behalf of the Series for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

     A.   The name of the broker;
     B. The terms and conditions of the order and of any modifications or cancellations thereof;
     C.   The time of entry or cancellation;
     D.   The price at which executed;
     E.   The time of receipt of a report of execution; and
     F.   The name of the person who placed the order on behalf of the Fund.

2.   (Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten
     (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of Series securities placed by the Subadvisor to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

     A.   Shall include the consideration given to:

          (i)    The sale of shares of the Fund by brokers or dealers.
          (ii)   The supplying of services or benefits by brokers or dealers to:
                 (a)   The Fund,
                 (b)   The Advisor,
                 (c)   The Subadvisor, and
                 (d)   Any person other than the foregoing.
          (iii) Any other consideration other than the technical qualifications of the brokers and dealers as such.

     B.   Shall show the nature of the services or benefits made available.

     C. Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

     D. The name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3. (Rule 31a-(b)(10)) A records in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of series securities. Where a committee or group makes an authorization, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of series securities and such other information as is appropriate to support the authorization.*

4. (Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under
     Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record the Subadvisor's transactions for the Series.

--------------------------------------
* Such information might include: current financial information, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendation; i.e., buy, sell, hold) or any internal reports or subadvisor review.

                                   SCHEDULE C
                                   ----------

                                 SUBADVISORY FEE

For services provided to the Fund, the Advisor will pay to the Subadvisor, on or before the 10th day of each month, a fee, payable in arrears, at the annual rate stated below.

The fees shall be prorated for any month during which this Agreement is in effect for only a portion of the month. In computing the fee to be paid to the Subadvisor, the net asset value of the Fund and each Series shall be valued as set forth in the then current registration statement of the Fund.

       Name of Series:                       Annual Subadvisory Fee Rate

Phoenix Mid-Cap Value Series                 0.65% on the first $50 million;
                                             0.60% on the next $50 million;
                                             0.55% on the next $50 million;
                                             0.50% on assets thereafter.

                                   SCHEDULE D
                                   ----------

                              SUBADVISOR FUNCTIONS

       With respect to managing the investment and reinvestment of the Series' assets, the Subadvisor shall provide, at its own expense:

(a) An investment program for the Series consistent with its investment objectives based upon the development, review and adjustment of buy/sell strategies approved from time to time by the Board of Trustees and Advisor, all as set forth in the Objectives and Policies;

(b) Implementation of the investment program for the Series based upon the foregoing criteria;

(c) Quarterly reports, in form and substance acceptable to the Advisor, with respect to: (i) compliance with the Code of Ethics; (ii) compliance with procedures adopted from time to time by the Trustees of the Fund relative to securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended; (iii) diversification of Series assets in accordance with the then prevailing Objectives and Policies and governing laws; (iv) compliance with governing restrictions relating to the fair valuation of securities for which market quotations are not readily available or considered "illiquid" for the purposes of complying with the Series' limitation on acquisition of illiquid securities included in the Objectives and Policies; (v) any and all other reports reasonably requested in accordance with or described in this Agreement; and (vi) the implementation of the Series' investment program, including, without limitation, analysis of Series performance;

(d) Promptly after filing with the Securities and Exchange Commission an amendment to its Form ADV, a copy of such amendment to the Advisor and the Trustees;

(e) Attendance by appropriate representatives of the Subadvisor at meetings requested by the Advisor or Trustees at such time(s) and location(s) as reasonably requested by the Advisor or Trustees; and

(f) Notice to the Trustees and the Advisor of the occurrence of any event which would disqualify the Subadvisor from serving as an investment advisor of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

                                   SCHEDULE E
                                   ----------

                            FORM OF SUB-CERTIFICATION

To:

Re:    Form N-CSR Certification for the [Name of Series].

From:  Westwood Management Corp.

Representations in support of Investment Company Act Rule 30b1-5 certifications of Form N-CSR.

       Phoenix MidCap Value Series

       In connection with your certification responsibility under Rule
       30b1-5 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002, I have reviewed the following information presented for the period ended [Date of Reporting Period] (the "Reports") which forms part of the N-CSR for the Series.

   Schedule of Investments (the "Reports")

Our organization has designed, implemented and maintained internal controls and procedures, designed for the purpose of ensuring the accuracy and completeness of relevant portfolio trade data transmitted to those responsible for the preparation of the Schedule of Investments. As of the date of this certification there have been no material modifications to these internal controls and procedures.

In addition, our organization has:

   a. Designed such internal controls and procedures to ensure that material information is made known to the appropriate groups responsible for servicing the above-mentioned mutual funds.

   b. In addition, to the best of my knowledge there has been no fraud, whether, or not material, that involves our organization's management or other employees who have a significant role in our organization's control and procedures as they relate to our duties as Subadvisor to the Series.

I have read the draft of the Reports which I understand to be current as of [Date of Reporting Period] and based on my knowledge, such drafts of the Reports do not, with respect to the Series, contain any untrue statement of a material fact or omit to state a material fact necessary to make the information contained therein, in light of the circumstances under which such information is presented, not misleading with respect to the period covered by such draft Reports.

I have disclosed, based on my most recent evaluation, to the Series' Chief Accounting Officer:

   a. All significant changes, deficiencies and material weakness, if any, in the design or operation of the Subadvisor's internal controls and procedures which could adversely affect the Advisor's ability to record, process, summarize and report financial data in a timely fashion;

   b. Any fraud, whether or not material, that involves the Subadvisor's management or other employees who have significant role in the Subadvisor's internal controls and procedures for financial reporting.

I certify that to the best of my knowledge:

   a. The Subadvisor's portfolio manager has complied with the restrictions and reporting requirements of the Subadvisor's Code of Ethics (the "Code").

   b. The Subadvisor has complied with the Prospectus and Statement of Additional Information of the Series and the Policies and Procedures of the Series as adopted by the Board of Trustees.

   c. I have no knowledge of any compliance violations with respect to the Series except as disclosed in writing to the Phoenix Compliance Department by me or by the Subadvisor's compliance officer.

   d. The Subadvisor has complied with the rules and regulations of the 33 Act and 40 Act, and such other regulations as may apply to the extent those rules and regulations pertain to the responsibilities of the Subadvisor with respect to the Series as outlined above.

This certification relates solely to the Series named above and may not be relied upon by any other fund or entity.

The Subadvisor does not maintain the official books and records of the above Series. The Subadvisor's records are based on its own portfolio management system, a record-keeping system that is not intended to service as the Funds' official accounting system. The Subadvisor is not responsible for the preparation of the Reports.

-------------------------------                       --------------------------
[Name of Authorized Signature]                        Date

                                                                       EXHIBIT B

                              SUBADVISORY AGREEMENT
                          THE PHOENIX EDGE SERIES FUND
                         PHOENIX SMALL-CAP VALUE SERIES

Westwood Management Corp.
200 Crescent Court, Suite 1200
Dallas, Texas 75201

       AGREEMENT made as of the 1st day of May, 2009 between Phoenix Variable Advisors, Inc. (the "Advisor"), a corporation organized under the laws of the State of Delaware, and Westwood Management Corp. (the "Subadvisor"), a corporation organized under the laws of the State of New York.

       WHEREAS, The Phoenix Edge Series Fund (the "Fund") is a diversified open-end investment company of the series type registered under the Investment Company Act of 1940, as amended, (the "1940 Act"); and

       WHEREAS, the shares of the Fund may be offered in one or more separate series, including the Phoenix Small-Cap Value Series (the "Series"); and

       WHEREAS, the Advisor has entered into an Investment Advisory Agreement ("Advisory Agreement") with the Fund pursuant to which the Advisor acts as investment advisor to the Fund on behalf of one or more separate series of the Fund, including the Series; and

       WHEREAS, pursuant to the Advisory Agreement, the Advisor renders certain investment advisory services to the Fund on behalf of the Series, including providing general oversight of the Series, and evaluating, recommending and monitoring one or more registered investment advisors to serve as subadvisor to the Series; and

       WHEREAS, the Advisor desires, with the approval of the Trustees of the Fund (the "Trustees"), to retain Subadvisor to furnish portfolio management services for the Series; and

       WHEREAS, the Subadvisor is willing to furnish such services on the terms and conditions hereinafter set forth;

       NOW, THEREFORE, the Advisor and the Subadvisor agree as follows:

1. Employment as a Subadvisor. The Advisor, being duly authorized, hereby appoints the Subadvisor to serve as subadvisor with regard to the assets of the Series (the "Assets"), subject to the terms and conditions set forth in this Agreement.

2. Acceptance of Employment; Standard of Performance. The Subadvisor accepts such appointment to serve as subadvisor of the Assets and agrees to use its best professional judgment to make investment decisions and provide related services for the Assets of the Series in accordance with the terms and conditions set forth in this Agreement and as set forth in Schedule D attached hereto and made a part hereof. The parties acknowledge and agree that the services of the Subadvisor hereunder are not deemed exclusive and that accordingly, the Subadvisor may render services to others so long as those services do not conflict in any material manner with the Subadvisor's performance of its duties and obligations pursuant to this Agreement.

3. Services of Subadvisor. Subject to the general oversight of the Advisor and the Trustees, the Subadvisor shall manage all of the Assets of the Series entrusted to it under this Agreement, including the purchase, retention, and disposition of assets, securities, and other property, and shall carry out all of its duties and obligations under this Agreement, according to the following terms and conditions:

          (a) At all times in performing its duties and obligations under this Agreement, the Subadvisor shall act in conformity with the following requirements: (i) the investment objectives, policies and restrictions of the Fund as they apply to the Assets of the Series and as set forth in the Fund's then current prospectus and statement of additional information, as amended or supplemented from time to time, (collectively, the "Prospectus"); (ii) the Fund's Agreement and Declaration of Trust, dated February 18, 1986, establishing the Fund, as may be amended from time to time, ("Declaration of Trust"); (iii) the 1940 Act, the Investment Advisers Act of 1940, as amended (the "Advisers Act"), the Securities Act of 1933, as amended, (the "1933 Act") and the Securities Exchange Act of 1934, as amended, (the "1934 Act") and the rules and regulations thereunder; (iv) the Internal Revenue Code of 1986, as amended, (the "Code") and the rules and regulations thereunder, including but not limited to the requirements for adequate diversification under Section 817(h) of the Code, for treatment by the Series as a regulated investment company under sub-chapter M of the Code, and for avoiding payment of any excise tax under Section 4982 of the Code; (v) all other applicable federal and state laws, as each may be amended from time to time; and (vi) and any resolutions as may be duly adopted by the Trustees from time to time and any instructions and procedures of the Advisor, and, in either case, furnished to the Subadvisor (collectively, these requirements are referred to herein as the "Investment Requirements").

          (b) The Subadvisor shall furnish a continuous investment program and shall determine what portfolio investments will be purchased, retained, or sold by the Series with regards to the Assets of the Series in conformity with the Prospectus and other Investment Requirements.

          (c) The Subadvisor shall effect all transactions and take all actions to implement the investment objectives and policies of the Series in accordance with this Agreement.

          (d) The Subadvisor shall have full authority at all times with respect to the portfolio management of the Assets, including, but not limited to, the authority: (i) to give written or oral instructions to various broker/dealers, banks or other agents and to bind and obligate the Fund to and for the carrying out of contracts, arrangements, or transactions which shall be entered into by the Subadvisor on the Fund's behalf with or through such broker/dealers, banks or other agents; (ii) to direct the purchase and sale of any securities; and (iii) to maintain such uninvested cash balances in the Assets of the Series as it shall deem reasonable and appropriate without incurring any liability for the payment of interest thereon.

          (e) The Subadvisor shall not, without the Advisor's prior written approval, effect any transaction or take any action that would cause the Assets of the Series at the time of the transaction or action to be out of compliance with any of the Investment Requirements. The Subadvisor shall promptly inform the Fund and the Advisor of developments materially affecting (or reasonably expected to affect) the Assets of the Series, and will, on its own initiative, furnish the Fund and the Advisor from time to time with whatever information the Subadvisor believes is appropriate for this purpose.

          (f) The Subadvisor shall send or make available appropriate representatives to/for regular or special meetings of the Fund as may be reasonably requested from time to time by the Advisor.

          (g) The Subadvisor shall provide appropriate representatives to attend meetings requested by the Advisor at such time(s) and location(s) as are reasonably requested by the Advisor.

          (h) The Subadvisor shall place all orders for the purchase or sale of securities or other investments for the Assets of the Series with brokers or dealers selected by the Subadvisor, as more fully specified below in Section 6 of this Agreement.

4. Transaction Procedures. All transactions for the purchase or sale of securities or other investments for the Assets of the Series will be consummated by payment to, or delivery by, the Custodian(s) from time to time designated by the Fund (the "Custodian"), or such depositories or agents as may be designated by the Custodian pursuant to its agreement with the Fund (the "Custodian Agreement"), of all cash and/or securities and/or other property due to or from the Assets of the Series. The Subadvisor shall not have possession or custody of such cash and/or securities or any responsibility or liability with respect to such custody, except as described herein. The Subadvisor shall advise the Custodian and confirm in writing or by confirmed electronic transmission to the Fund all investment orders for the Assets of the Series placed by it with brokers and dealers at the time and in the manner set forth in the Custodian Agreement and in Schedule A hereto (as amended from time to time). The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Subadvisor. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Subadvisor shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian other than arrangements, acts, omissions or other conduct arising in reliance on instructions of the Subadvisor.

5. Recordkeeping and Reporting. The Subadvisor shall maintain the records and information required by Rule 31a-1 under the 1940 Act described in Schedule B attached hereto, with respect to the Assets of the Series. In addition, the Subadvisor shall maintain such other records relating to the services the Subadvisor provides under this Agreement as may be required in the future by applicable SEC and other applicable rules, and shall retain such information for such times and in such manner as required by applicable rules, including but not limited to Rule 31a-2 under the 1940 Act. The records maintained by the Subadvisor hereunder shall be the property of the Fund and shall be surrendered promptly upon request; subject, however, to the Subadvisor's right to retain all such records as the Subadvisor is required to maintain under the Advisers Act and the rules and regulations promulgated thereunder; provided, further, that the Fund shall be entitled to make and maintain copies of any records so retained by request.

6. Allocation of Brokerage. The Subadvisor shall have authority and discretion to select brokers and dealers, including any brokers and dealers affiliated with the Subadvisor, to execute transactions initiated by the Subadvisor on behalf of the Series with regard to the Assets, and to select the markets on or in which the transactions will be executed, subject to the following limitations:

          (a) The Subadvisor shall at all times seek "best-execution", as defined in Section 28(e)(1) of the 1934 Act.

          (b) The Subadvisor shall at all times place orders for the sale and purchase of securities in accordance with the brokerage policy of the Series as set forth in the Prospectus and as the Advisor or the Trustees may direct from time to time.

          (c) In placing orders for the sale and purchase of securities for the Assets of the Series, the Subadvisor's primary responsibility shall be to seek the best execution of orders at the most favorable prices. However, this responsibility shall not obligate the Subadvisor to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Series, so long as the Subadvisor reasonably believes that the broker or dealer selected by it can be expected to provide "best-execution" on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the "brokerage and research services," as defined in Section 28(e)(3) of the 1934 Act, provided by such broker or dealer to the Subadvisor, viewed in terms of either that particular transaction or of the Subadvisor's overall responsibilities with respect to its clients, including the Series, as to which the Subadvisor exercises investment discretion, notwithstanding that the Series may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Series a lower commission on the particular transaction.

7. Prohibited Conduct. In providing the services described in this Agreement, the Subadvisor will not consult with any other investment advisory firm that the Subadvisor knows provides investment advisory services to any of the Funds series regarding transactions for the Fund in securities or other assets. In addition, the Subadvisor shall not, without the prior written consent of the Fund and the Advisor, delegate any obligations assumed pursuant to this Agreement to any affiliated or unaffiliated third party.

8. Expenses. During the term of this Agreement, the Subadvisor shall bear all expenses incurred by it in connection with providing its services hereunder. Without limiting the foregoing, the parties acknowledge and agree that the Subadvisor shall furnish at its own expense, or pay the expenses of the Advisor, for the following items:

          (a) Office facilities, including office space, furniture and equipment utilized by the Subadvisor's employees in the fulfillment of its duties and obligations under this Agreement; and

          (b) Personnel and services necessary to perform the functions required to manage the investment and reinvestment of the Assets (including those required for research, analysis, pricing, reporting, statistics, and investment), and to fulfill the other duties and obligations of the Subadvisor hereunder.

9. Fees for Services. The compensation of the Subadvisor for its services under this Agreement shall be calculated and paid by the Advisor in accordance with the attached Schedule C. Pursuant to the Advisory Agreement between the Fund and the Advisor, the Advisor shall be solely responsible for the payment of fees to the Subadvisor.

10. Limitation of Liability. The Subadvisor shall not be liable for any action taken, omitted or suffered to be taken by it in its best professional judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with specific directions or instructions from the Fund, so long as such acts or omissions shall not have constituted a breach of the investment objectives, policies and restrictions applicable to the Assets of the Series and such acts or omissions shall not have resulted from the Subadvisor's willful misfeasance, bad faith, reckless disregard or gross negligence, a violation of the standard of care established by and applicable to the Subadvisor in its actions under this Agreement or a breach of its duty or of its obligations hereunder (provided further, however, that the foregoing shall not be construed to protect the Subadvisor from liability under the 1940 Act, other federal or state securities laws or common law).

11.    Indemnification.
       ---------------

          (a) The Advisor agrees to indemnify and hold harmless the Subadvisor, its officers and directors, and any person who "controls" the Subadvisor, within the meaning of Section 15 of the Securities Act of 1933, as amended (the "1933 Act"), from and against any and all direct or indirect liabilities, losses or damages (including reasonable attorneys' fees) suffered by Subadvisor resulting from (i) the Advisor's breach of any provision of this Agreement, (ii) willful misfeasance, bad faith, reckless disregard or gross negligence on the part of the Advisor or any of its officers, directors or employees in the performance of the Advisor's duties and obligations under this Agreement or (iii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus and Statement of Additional Information, as amended or supplemented from time to time or promotional materials pertaining or relating to the Series or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made by the Fund other than in reliance upon written information furnished by the Subadvisor or any affiliated person of the Subadvisor, expressly for use in the Fund's registration statement or other than upon verbal information confirmed by the Subadvisor in writing expressly for use in the Fund's registration statement.

       In no case shall the Advisor's indemnity in favor of the Subadvisor or any affiliated person or controlling person of the Subadvisor, or any other provision of this Agreement, be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

          (b) The Subadvisor agrees to indemnify and hold harmless the Advisor, its officers and directors, and any person who "controls" the Advisor, within the meaning of Section 15 of the 1933 Act, from and against any and all direct or indirect liabilities, losses or damages (including reasonable attorneys' fees) suffered by Advisor resulting from (i) the Subadvisor's breach of its duties under this Agreement,
       (ii) willful misfeasance, bad faith, reckless disregard or gross negligence on the part of the Subadvisor or any of its officers, directors or employees in the performance of the Subadvisor's duties and obligations under this Agreement or (iii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus or Statement of Additional Information, as amended or supplemented from time to time relating to the Series or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon written information furnished by the Subadvisor to the Advisor, the Fund or any affiliated person of the Advisor or the Fund expressly for use in the Fund's registration statement, or upon verbal information confirmed by the Subadvisor in writing expressly for use in the Fund's registration statement; or (iv) to the extent of, and as a result of, the failure of the Subadvisor to execute, or cause to be executed, portfolio transactions with respect to the Assets of the Series according to the standards and requirements of the 1934 Act, the 1940 Act and the Advisers Act.

       In no case shall the Subadvisor's indemnity in favor of the Advisor or any affiliated person or controlling person of the Advisor, or any other provision of this Agreement, be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

12. Insurance. The Subadvisor shall, during the term of this Agreement, at its own expense, maintain adequate liability and errors and omissions insurance coverage to the reasonable satisfaction of the Advisor.

13. No Personal Liability. Reference is hereby made to the Declaration of Trust, a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter so filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law. The name The Phoenix Edge Series Fund refers to the Trustees under said Declaration of Trust, as Trustees and not personally, and no Trustee, shareholder, officer, agent or employee of the Fund shall be held to any personal liability in connection with the affairs of the Fund; only the Fund estate under said Declaration of Fund is liable. Without limiting the generality of the foregoing, neither the Subadvisor nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Fund or of any successor of the Fund, whether such liability now exists or is hereafter incurred for claims against the Fund estate.

14. Confidentiality. Subject to the duty of the Advisor or Subadvisor to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Series and the actions of the Subadvisor and the Fund in respect thereof. It is understood that any information or recommendation supplied by the Subadvisor in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Advisor, the Fund or such persons as the Advisor may designate in connection with the Series. It is also understood that any information supplied to the Subadvisor in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of investments which, on a temporary basis, may not be bought or sold for the Series, is to be regarded as confidential and for use only by the Subadvisor in connection with its obligation to provide investment advice and other services to the Series. The parties acknowledge and agree that all nonpublic personal information with regard to shareholders in the Series shall be deemed proprietary information of the Advisor, and that the Subadvisor shall use that information solely in the performance of its duties and obligations under this Agreement and shall takes reasonable steps to safeguard the confidentiality of that information. Further, the Subadvisor shall maintain and enforce adequate security procedures with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to this Agreement including all means for the effecting of investment transactions.

15. Assignment. This Agreement shall terminate automatically in the event of its "assignment," as that term is defined in Section 2(a)(4) of the 1940 Act. The Subadvisor shall provide the Advisor with reasonable advance written notice of any proposed change of "control," as defined in
       Section 2(a)(9) of the 1940 Act, as will enable the Advisor to consider whether an assignment as defined in Section 2(a)(4) of the 1940 Act will occur and to take the steps it deems necessary. The understandings and obligations set forth in this Section shall survive the termination of this Agreement and shall be binding upon the Subadvisor and its successors.

16. Representations, Warranties and Agreements of the Subadvisor. The Subadvisor represents, warrants and agrees that:

          (a) It is registered as an "investment advisor" under the Advisers Act and will maintain such status so long as this Agreement remains in effect.

          (b) It shall comply with any other applicable federal or state requirements, and the applicable requirements of any regulatory or self-regulatory agency, necessary to be met for its performance of the services contemplated by this Agreement so long as this Agreement remains in effect.

          (c) It is not prohibited by the 1940 Act, the Advisers Act or other applicable federal or state law from performing the services contemplated by this Agreement.

          (d) It is duly organized and validly existing under the laws of the State in which it was organized with the power to own and posses its assets and carry on its business as it is now being conducted.

          (e) It has the power and has taken all necessary action, and has obtained all necessary licenses, authorizations and approvals, to execute this Agreement, which Agreement constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, to enter into and perform the services contemplated by this Agreement; and the execution, delivery and performance by it of this Agreement does not contravene or constitute a default under any agreement binding upon it.

          (f) It will promptly notify the Advisor of the occurrence of any event that would disqualify it from serving as an investment advisor of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

          (g) It has a written code of ethics complying with the requirements of Rule 17j-l under the 1940 Act and Rule 204A-1 of the Advisers Act and will provide the Advisor with a copy of the code of ethics and evidence of its adoption. The Subadvisor acknowledges receipt of the written code of ethics adopted by and on behalf of the Fund (the "Code of Ethics"). It will not be subject to the Code of Ethics during the term of this Agreement so long as its code of ethics complies with applicable regulatory requirements and has been approved by the Trustees. Within 15 days of the end of each calendar quarter while this Agreement is in effect, a duly authorized compliance officer of the Subadvisor shall certify to the Fund and to the Advisor that the Subadvisor has complied with the requirements of Rules 17j-l and 204A-1 of the Advisers Act during the previous calendar quarter and that there has been no violation of its code of ethics, or the Code of Ethics, as the case may be, or if such a violation has occurred, that appropriate action was taken in response to such violation. The Subadvisor shall permit the Fund and Advisor to examine the reports required to be made by the Subadvisor under Rule 17j-l(c)(1) and all other records relevant to the Subadvisor's code of ethics as may be reasonably requested by the Advisor or Trustees from time to time.

          (h) It will use all necessary efforts to manage the Assets of the Series so that it will satisfy the diversification and minimum "good income" requirements of Subchapter M and the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended.

          (i) It has furnished a true and complete copy of its registration statement as filed with the Securities and Exchange Commission (the "Commission") on Form ADV to the Advisor and will furnish promptly such updated copies of its registration statement or amendments thereto as are filed with the Commission from time to time.

          (j) It will furnish to the Advisor true and complete copies of reports or other documents as may be reasonably requested by the Advisor in connection with the performance of the Subadvisor's duties and obligations under this Agreement.

          (k)   It will be responsible for the preparation and filing of
       Schedule 13G and Form 13F on behalf of the Assets of the Series in accordance with the requirements thereunder.

          (l) It will furnish or otherwise make available to the Advisor such other information relating to the business affairs of the Subadvisor or the management of the Series as the Advisor at any time, or from time to time, reasonably requests in connection with the Advisor's or Subadvisor's performance of its respective obligations hereunder; subject, however, to the Subadvisor's right to retain all such records as the Subadvisor is required to maintain under the Advisers Act and the rules and regulations promulgated thereunder; provided, further, that the Fund and the Advisor shall be entitled to make and maintain copies of any records so retained by the Subadvisor.

          (m) It will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the Advisers Act and the Rules thereunder, the records identified in Schedule B (as Schedule B may be amended from time to time). The Subadvisor agrees that such records are the property of the Fund, and will be surrendered to the Fund or to the Adviser as agent of the Fund promptly upon request of either.

          (n) The Subadvisor hereby warrants and represents that it will provide the requisite certifications requested by the chief executive office and chief financial officer of the Fund necessary for those named officers to fulfill their reporting and certification obligations on Form N-CSR as required under the Sarbanes-Oxley Act of 2002 in substantially the form presented in Schedule E attached hereto and made a part hereof.

          (o) It has adopted and implemented, and throughout the term of this Agreement shall maintain in effect and implement, policies and procedures reasonably designed to prevent, detect and correct violations by the Subadvisor and its supervised persons, and, to the extent the activities of the Subadvisor in respect to the Fund could affect the Fund, by the Fund, of "federal securities laws" (as defined in Rule 38a-1 under the Act), and that the Subadvisor has provided the Fund with true and complete copies of its policies and procedures (or summaries thereof) and related information requested by the Fund. The Subadvisor agrees to cooperate with periodic reviews by the Fund's compliance personnel of the Subadvisor's policies and procedures, their operation and implementation and other compliance matters and to provide to the Fund from time to time such additional information and certifications in respect of the Subadvisor's policies and procedures, compliance by the Subadvisor with federal securities laws and related matters and the Fund's compliance personnel may reasonably request. The Subadvisor agrees to promptly notify the Advisor of any material compliance violations which affect the Series.

17. Representations, Warranties and Agreements of the Advisor. The Advisor represents, warrants and agrees that:

          (a)   It is registered as an "investment advisor" under the Advisers
       Act.

          (b) It shall continue to meet any other applicable federal or state requirements, or the applicable requirements of any regulatory or self-regulatory agency, necessary to be met for its performance of the services contemplated by this Agreement so long as this Agreement remains in effect.

          (c) It is not prohibited by the 1940 Act, the Advisers Act or other applicable federal or state law from performing the services contemplated by this Agreement.

          (d) It is duly organized and validly existing under the laws of the State in which it was organized with the power to own and posses its assets and carry on its business as it is now being conducted.

          (e) It has the power and has taken all necessary action, and has obtained all necessary licenses, authorizations and approvals, to execute this Agreement, which Agreement constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, to enter into and perform the services contemplated by this Agreement; and the execution, delivery and performance by it of this Agreement does not contravene or constitute a default under any agreement binding upon it.

          (f) It has delivered, or will before the effective date of this Agreement deliver, to the Subadvisor true and complete copies of (i) the Prospectus, (ii) the Declaration of Trust, and (iii) such other documents or instruments governing the investments and investment policies and practices of the Series applicable to the Subadvisor's duties and obligations hereunder, and during the term of this Agreement will promptly deliver to the Subadvisor true and complete copies of all documents and instruments supplementing, amending, or otherwise becoming such documents or instruments before or at the time they become effective.

          (g) It will furnish or otherwise make available to the Subadvisor such other information relating to the business affairs of the Fund as the Subadvisor at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

18. Representations, Warranties and Agreements of the Fund. By their approval of this Agreement the Trustees represent, warrant and agree that:

          (a) The Fund is not prohibited by the 1940 Act or other applicable federal or state law from performing their obligations under this Agreement.

          (b) The Fund is duly organized and validly existing under the laws of the State in which it was organized with the power to own and posses its assets and carry on its business as it is now being conducted.

          (c) The Fund has taken all necessary action, and have obtained all necessary licenses, authorizations and approvals, to permit the Fund to enter into this Agreement, which Agreement constitutes the Fund's legal, valid and binding obligation, enforceable in accordance with its terms; and the execution, delivery and performance by the Fund of this Agreement does not contravene or constitute a default under any agreement binding upon the Fund.

19. Reports. The Subadvisor shall provide the Advisor and the Trustees such periodic and special reports as the Advisor may reasonably request. The Subadvisor agrees that such records are the property of the Fund, and shall be made reasonably available for inspections, and by the Fund or by the Advisor as agent of the Fund, and promptly upon request surrendered to either. Without limiting the generality of the foregoing, the parties agree and acknowledge that the Subadvisor shall provide the following items:

          (a) Quarterly reports, in form and substance acceptable to the Advisor, including but not limited to reports with respect to: (i) compliance with the Subadvisor's code of ethics; (ii) compliance with procedures adopted from time to time by the Trustees relative to securities eligible for resale pursuant to Rule 144A under the 1933 Act;
       (iii) diversification of the Assets of the Series assets in accordance with the then governing laws and prevailing Prospectus pertaining to the Series; (iv) compliance with governing Fund policies and restrictions relating to the fair valuation of securities for which market quotations are not readily available or considered "illiquid" for the purposes of complying with the Series limitation on acquisition of illiquid securities; (v) cross transactions conducted pursuant to Rule 17a-7 under the 1940 Act; (vi) allocations of brokerage transactions along with descriptions of the bases for those allocations and the receipt and treatment of brokerage and research services received, as may be requested to ensure compliance with Section 28(e) of the 1934 Act; (vii) any and all other reports reasonably requested in accordance with or described in this Agreement; and, (viii) the implementation of the Assets of the Series investment program, including, without limitation, analyses of Series performance pertaining to the Assets of the Series;

          (b) Annual or other periodic reports, in form and substance acceptable to the Advisor, including but not limited reports with respect to: (i) analyses of Series performance pertaining to the Assets of the Series; (ii) disclosure related to the portfolio management of the Assets of the Series and the Subadvisor as may be contained in the Prospectus or marketing materials as amended, supplemented or otherwise updated from time to time; and (iii) foreign custody arrangements as governed by Rule 17f-7 under the 1940 Act; (iv) compliance with the Subadvisor's code of ethics pursuant to Rule 17j-1; and (v) such compliance certifications as may be reasonably requested.

          (c) The parties acknowledge and agree that the Subadvisor is authorized to supply the Fund's independent accountants, PricewaterhouseCoopers LLP, or any successor accountant for the Fund, any reasonable information that they may request in connection with the Fund.

       In addition, the Subadvisor shall immediately notify and forward to both the Advisor and legal counsel for the Series whose identity has been provided to the Subadvisor any legal process served upon it on behalf of the Advisor or the Fund. The Subadvisor shall promptly notify the Advisor of any changes in any information concerning the Subadvisor of which the Subadvisor becomes aware that is or would be required to be disclosed in the Fund's registration statement.

20. Proxies and Class Actions. The Subadvisor shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the Assets. Unless the Advisor or the Fund gives the Subadvisor written instructions to the contrary, the Subadvisor will, in compliance with the proxy voting policy and procedures adopted by the Subadvisor, vote or abstain from voting, all proxies solicited by or with respect to the issuers of securities in which the Assets of the Series may be invested. The Advisor shall cause the Custodian to forward promptly to the Subadvisor all such proxies upon receipt, so as to afford the Subadvisor a reasonable amount of time in which to determine how to vote such proxies. The Subadvisor agrees to provide the Advisor in a timely manner with quarterly proxy voting reports containing a record of votes cast containing all of the voting information required by Form N-PX. The Subadvisor will not advise or act on behalf of the Series to file Form N-PX as required by Rule 30b1-4 under the Act. The Subadvisor will not advise or act on behalf of the Series in regards to class action filings, with respect to any securities held by the Series.

21. Valuation of Assets and Related Recordkeeping. The Subadvisor shall assist the recordkeeping agent for the Fund in determining or confirming the value of any securities or other assets pertaining to the Assets of the Series for which the recordkeeping agent seeks assistance from or identifies for review by the Advisor. The parties agree that, consistent with applicable law, the Advisor will not bear responsibility for the determination of value of any such securities or other assets.

22. Amendment. This Agreement may be amended at any time, but only by written agreement between the Subadvisor and the Advisor, which amendment, other than amendments to Schedule A, B, C, D or E, is subject to the approval of the Trustees and the Shareholders of the Fund as and to the extent required by the 1940 Act.

23. Effective Date; Term. This Agreement shall become effective on the date set forth on the first page of this Agreement. Unless terminated as hereinafter provided, this Agreement shall remain in full force and effect until December 31, 2010, and thereafter only so long as its continuance has been specifically approved at least annually in accordance with Sections 15(a) and (c) of the 1940 Act and the Rules promulgated thereunder.

24. Notices. Except as otherwise provided in this Agreement, all notices or other communications required of permitted to be given hereunder shall be in writing and shall be delivered or sent by (i) confirmed facsimile,
       (ii) registered, certified or overnight mail, or (iii) a nationally recognized overnight courier, to the following addresses or to such other address as the relevant addressee shall hereafter notify for such purpose to the other by notice in writing and shall be deemed to have been given at the time of delivery.

       If to the Advisor:        PHOENIX VARIABLE ADVISORS, INC.
                                 One American Row
                                 Hartford, Connecticut 06102
                                 Attention: Doreen A. Bonner, Vice President and
                                            Chief Compliance Officer
                                 Telephone: (860) 403-5456
                                 Facsimile: (860) 403-7203
                                 Email: Doreen.Bonner@phoenixwm.com

       If to the Subadvisor:     WESTWOOD MANAGEMENT CORP.
                                 200 Crescent Court, Suite 1200
                                 Attention: Brian O. Casey
                                 Telephone: 214-756-6900
                                 Facsimile: 214-756-6979
                                 Email: bcasey@westwoodgroup.com

25. Termination. This Agreement may be terminated by any party, without penalty, immediately upon written notice to the other party in the event of a breach of any provision thereof by the party so notified, or otherwise, upon sixty (60) days' written notice to the other party but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other party.

26.    Use of Subadvisor's Name.
       -------------------------

          a) The Subadvisor hereby grants to the Fund and the Advisor a non-exclusive, royalty-free, non-transferable worldwide license to use the Subadvisor's name and the Subadvisor's logo (collectively, the "Name") in any and all promotional materials, prospectuses and registration statementsfor the purpose of advertising, promoting and registering the Fund during the term of this Agreement. The Fund shall furnish, or shall cause to be furnished, to the Subadvisor or its designee, each piece of sales literature or other promotional material in which the Subadvisor is named or the Name used, at least ten (10) business days prior to its use. The Subadvisor shall be permitted to review and approve the material in written or electronic form prior to such printing. No such material shall be used if the subadvisor or its designee reasonably objects to such use within ten (10) business days after receipt of this material, such approval, may not be unreasonably withheld. All rights in and to the Name not expressly granted under this
       Section 26(a) are reserved by the Subadvisor

          b) All use of the Name by the Advisor and the Fund, and the nature and quality of the Fund, and the promotional materials, prospectuses, registration statements, and uses of the Name, are subject to, and shall comply with, the Subadvisor's quality control standards and requirements. The Subadvisor may periodically inspect the Advisor's and the Fund's operations to ensure compliance with such quality control standards and requirements and the terms and conditions of this Agreement after providing the Advisor or the Fund with reasonable advance notice.

          c) The Advisor and the Fund each agree to give notice to the Subadvisor of any infringement of the Name that comes to its attention and cooperate reasonably with the Subadvisor when and as requested by the Subadvisor in preventing and stopping any such infringement, but otherwise not to take any action against any infringer

27. Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of New York, without giving effect to the conflicts of laws principles thereof.

28. Severability. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent permitted by law.

29. Certifications. The Subadvisor hereby warrants and represents that it will provide the requisite certifications requested by the Chief Executive Officer and the Chief Financial Officer of the Fund necessary for those named officers to fulfill their reporting and certification obligations on Form N-SAR as required under the Sarbanes-Oxley Act of 2002.

30. Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter of this Agreement.

31. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all such counterparts shall constitute a single instrument.

                                             THE PHOENIX EDGE SERIES FUND

                                             By: /s/ Philip K. Polkinghorn
                                                 -------------------------------
                                             Name:  Philip K. Polkinghorn
                                             Title: President

                                             PHOENIX VARIABLE ADVISORS, INC.

                                             By: /s/ John H. Beers
                                                 -------------------------------
                                             Name:  John H. Beers
                                             Title: Vice President and Secretary

ACCEPTED:

WESTWOOD MANAGEMENT CORP.

By: /s/ Brian O. Casey
    ----------------------

Name:   Brian O. Casey
Title:  President & CEO

SCHEDULES:        A.     Operational Procedures
                  B.     Records to be Maintained by the Subadvisor
                  C.     Subadvisory Fee
                  D.     Subadvisor Functions
                  E.     Form of Sub-Certification

                                   SCHEDULE A
                                   ----------

                             OPERATIONAL PROCEDURES

In order to minimize operational problems, it will be necessary for a flow of information to be supplied by the Subadvisor to State Street Bank and Trust Company (the "Custodian") and PNC Global Investment Servicing (the "Sub-Accounting Agent") for the Fund.

The Subadvisor must furnish the Custodian and Sub-Accounting Agent with daily information as to executed trades, or, if no trades are executed, with a report to that effect, no later than 5:00 p.m. (Eastern time) on the day of the trade (confirmation received from broker). The necessary information can be sent electronically or via facsimile machine to the Custodian and the Sub- Accounting Agent. Information provided to the Custodian and the Sub-Accounting Agent shall include the following:

       1.      Purchase or sale;
       2.      Security name;
       3.      Security identifier (e.g., CUSIP), if applicable;
       4.      Number of shares and sales price per share;
       5.      Executing broker;
       6. Settlement instructions for foreign trades; clearing and executing broker for domestic trades;
       7.      Trade date;
       8.      Settlement date;
       9.      Aggregate commission or if a net trade;
       10.     Interest purchased or sold from interest bearing security;
       11.     Other fees;
       12.     Net proceeds of the transaction;
       13.     Exchange where trade was executed;
       14.     Currency for foreign trades;
       15.     Ticker symbol for domestic trades; and
       16.     Identified tax lot (if applicable).

When opening accounts with brokers for, and in the name of, the Series, the account must be a cash account. No margin accounts are to be maintained in the name of the Series. Delivery instructions are as specified by the Custodian. The Custodian and Sub-Accounting Agent will supply the Subadvisor daily with a cash availability report via access to the Custodian website, or by email or by facsimile and the Sub-Accounting Agent will provide a five day cash projection report, which shall include cash detail and pending trades. This will normally be done by electronically or via facsimile machine by confirmed facsimile or confirmed electronic transmission so that the Subadvisor will know the amount available for investment purposes.

                                   SCHEDULE B
                                   ----------

                   RECORDS TO BE MAINTAINED BY THE SUBADVISOR

1. (Rule 31a-1(b)(5)) A record of each brokerage order, and all other series purchases and sales, given by the Subadvisor on behalf of the Series for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

     A.   The name of the broker;
     B. The terms and conditions of the order and of any modifications or cancellations thereof;
     C.   The time of entry or cancellation;
     D.   The price at which executed;
     E.   The time of receipt of a report of execution; and
     F.   The name of the person who placed the order on behalf of the Fund.

2.   (Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten
     (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of Series securities placed by the Subadvisor to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

     A.   Shall include the consideration given to:

          (i)      The sale of shares of the Fund by brokers or dealers.
          (ii) The supplying of services or benefits by brokers or dealers to:
                   (a) The Fund,
                   (b) The Advisor,
                   (c) The Subadvisor, and
                   (d) Any person other than the foregoing.
          (iii) Any other consideration other than the technical qualifications of the brokers and dealers as such.

     B.   Shall show the nature of the services or benefits made available.

     C. Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

     D. The name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3. (Rule 31a-(b)(10)) A records in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of series securities. Where a committee or group makes an authorization, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of series securities and such other information as is appropriate to support the authorization.*

4. (Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under
     Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record the Subadvisor's transactions for the Series.

--------------------------------
* Such information might include: current financial information, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendation; i.e., buy, sell, hold) or any internal reports or subadvisor review.

                                   SCHEDULE C
                                   ----------

                                 SUBADVISORY FEE

For services provided to the Fund, the Advisor will pay to the Subadvisor, on or before the 10th day of each month, a fee, payable in arrears, at the annual rate stated below.

The fees shall be prorated for any month during which this Agreement is in effect for only a portion of the month. In computing the fee to be paid to the Subadvisor, the net asset value of the Fund and each Series shall be valued as set forth in the then current registration statement of the Fund.

       Name of Series:                         Annual Subadvisory Fee Rate

Phoenix Small-Cap Value Series                 0.70% on the first $50 million;
                                               0.62% on assets thereafter.

                                   SCHEDULE D
                                   ----------

                              SUBADVISOR FUNCTIONS

     With respect to managing the investment and reinvestment of the Series' assets, the Subadvisor shall provide, at its own expense:

(a) An investment program for the Series consistent with its investment objectives based upon the development, review and adjustment of buy/sell strategies approved from time to time by the Board of Trustees and Advisor, all as set forth in the Objectives and Policies;

(b) Implementation of the investment program for the Series based upon the foregoing criteria;

(c) Quarterly reports, in form and substance acceptable to the Advisor, with respect to: (i) compliance with the Code of Ethics; (ii) compliance with procedures adopted from time to time by the Trustees of the Fund relative to securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended; (iii) diversification of Series assets in accordance with the then prevailing Objectives and Policies and governing laws; (iv) compliance with governing restrictions relating to the fair valuation of securities for which market quotations are not readily available or considered "illiquid" for the purposes of complying with the Series' limitation on acquisition of illiquid securities included in the Objectives and Policies; (v) any and all other reports reasonably requested in accordance with or described in this Agreement; and (vi) the implementation of the Series' investment program, including, without limitation, analysis of Series performance;

(d) Promptly after filing with the Securities and Exchange Commission an amendment to its Form ADV, a copy of such amendment to the Advisor and the Trustees;

(e) Attendance by appropriate representatives of the Subadvisor at meetings requested by the Advisor or Trustees at such time(s) and location(s) as reasonably requested by the Advisor or Trustees; and

(f) Notice to the Trustees and the Advisor of the occurrence of any event which would disqualify the Subadvisor from serving as an investment advisor of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

                                   SCHEDULE E
                                   ----------

                            FORM OF SUB-CERTIFICATION

To:

Re:      Form N-CSR Certification for the [Name of Series].

From:    [Name of Subadvisor]

Representations in support of Investment Company Act Rule 30b1-5 certifications of Form N-CSR.

         [Name of Series].

         In connection with your certification responsibility under Rule 30b1-5 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002, I have reviewed the following information presented for the period ended [Date of Reporting Period] (the "Reports") which forms part of the N-CSR for the Series.

     Schedule of Investments (the "Reports")

Our organization has designed, implemented and maintained internal controls and procedures, designed for the purpose of ensuring the accuracy and completeness of relevant portfolio trade data transmitted to those responsible for the preparation of the Schedule of Investments. As of the date of this certification there have been no material modifications to these internal controls and procedures.

In addition, our organization has:

     a. Designed such internal controls and procedures to ensure that material information is made known to the appropriate groups responsible for servicing the above-mentioned mutual funds.

     b. In addition, to the best of my knowledge there has been no fraud, whether, or not material, that involves our organization's management or other employees who have a significant role in our organization's control and procedures as they relate to our duties as Subadvisor to the Series.

I have read the draft of the Reports which I understand to be current as of [Date of Reporting Period] and based on my knowledge, such drafts of the Reports do not, with respect to the Series, contain any untrue statement of a material fact or omit to state a material fact necessary to make the information contained therein, in light of the circumstances under which such information is presented, not misleading with respect to the period covered by such draft Reports.

I have disclosed, based on my most recent evaluation, to the Series' Chief Accounting Officer:

     a. All significant changes, deficiencies and material weakness, if any, in the design or operation of the Subadvisor's internal controls and procedures which could adversely affect the Advisor's ability to record, process, summarize and report financial data in a timely fashion;

     b. Any fraud, whether or not material, that involves the Subadvisor's management or other employees who have significant role in the Subadvisor's internal controls and procedures for financial reporting.

I certify that to the best of my knowledge:

     a. The Subadvisor's portfolio manager has complied with the restrictions and reporting requirements of the Subadvisor's Code of Ethics (the "Code").

     b. The Subadvisor has complied with the Prospectus and Statement of Additional Information of the Series and the Policies and Procedures of the Series as adopted by the Board of Trustees.

     c. I have no knowledge of any compliance violations with respect to the Series except as disclosed in writing to the Phoenix Compliance Department by me or by the Subadvisor's compliance officer.

     d. The Subadvisor has complied with the rules and regulations of the 33 Act and 40 Act, and such other regulations as may apply to the extent those rules and regulations pertain to the responsibilities of the Subadvisor with respect to the Series as outlined above.

This certification relates solely to the Series named above and may not be relied upon by any other fund or entity.

The Subadvisor does not maintain the official books and records of the above Series. The Subadvisor's records are based on its own portfolio management system, a record-keeping system that is not intended to service as the Funds' official accounting system. The Subadvisor is not responsible for the preparation of the Reports.

----------------------------------                   --------------------
[Name of Authorized Signature]                       Date

                                                                       Exhibit C

                         INVESTMENT ADVISORY AGREEMENT

    THIS AGREEMENT, effective as of the 1st day of May, 2009 (the "Contract Date") by and between The Phoenix Edge Series Fund, a Massachusetts business trust (the "Trust") and Phoenix Variable Advisors, Inc., a Delaware corporation (the "Advisor").

WITNESSETH THAT:

    1. The Trust hereby appoints the Advisor to act as investment advisor to the Trust on behalf of the series of the Trust established and designated by the Board of Trustees of the Trust (the "Trustees") on or before the date hereof, as listed on attached Schedule A (collectively, the "Existing Series"), for the period and on the terms set forth herein. The Advisor accepts such appointment and agrees to render the services described in this Agreement for the compensation herein provided.

    2. In the event that the Trustees desire to retain the Advisor to render investment advisory services hereunder with respect to one or more additional series (the "Additional Series"), by agreement in writing, the Trust and the Advisor may agree to amend Schedule A to include such Additional Series, whereupon such Additional Series shall become subject to the terms and conditions of this Agreement.

    3. The Advisor shall furnish continuously an investment program for the Existing Series and any Additional Series which may become subject to the terms and conditions set forth herein (sometimes collectively referred to as the "Series") and shall manage the investment and reinvestment of the assets of each Series, subject at all times to the supervision of the Trustees.

    4. The Advisor may delegate its investment responsibilities under paragraph 3 above with respect to the Series or segments thereof to one or more persons or companies ("Subadvisor(s)") pursuant to an agreement between the Advisor, the Trust and any such Subadvisor ("Subadvisory Agreement"). Each Subadvisory Agreement may provide that the applicable Subadvisor, subject to the control and supervision of the Board of Trustees and the Advisor, shall have full investment discretion for the Series, shall make all determinations with respect to the investment and reinvestment of the assets of each Series assigned it. Any delegation of duties pursuant to this paragraph shall comply with any applicable provisions of Section 15 of the Investment Company Act of 1940 (the "Act"), except to the extent permitted by any exemptive order of the Securities and Exchange Commission ("SEC") or similar relief. The Advisor shall not be responsible or liable for the investment merits of any decision by a Subadvisor to purchase, hold or sell a security for any Series' portfolio.

    5. With respect to managing the investment and reinvestment of the Series' assets, the Advisor shall provide, at its own expense:

        (a)  Investment research, advice and supervision;

        (b) An investment program for each Series consistent with its investment objectives, policies and procedures;

        (c) Implementation of the investment program for each Series including the purchase and sale of securities;

        (d) Implementation of an investment program designed to manage cash, cash equivalents and short-term investments for a Series with respect to assets designated from time to time to be managed by a subadvisor to such Series;

        (e)  Advice and assistance on the general operations of the Trust; and

        (f) Regular reports to the Trustees on the implementation of each Series' investment program.

    6. The Advisor shall, for all purposes herein, be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust or the Series in any way or otherwise be deemed an agent of the Trust or of the Series. However, one or more shareholders, officers, directors or employees of the Advisor may serve as trustees and/or officers of the Trust, but without compensation or reimbursement of expenses for such services from the Trust. Nothing herein contained shall be deemed to require the Trust to take any action contrary to its Declaration of Trust, as amended (the "Declaration of Trust"), as amended, restated or supplemented, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of its responsibility for and control of the affairs of the Series.

    7. The Advisor shall furnish at its own expense, or pay the expenses of the Trust, for the following:

        (a)  Office facilities, including office space, furniture and equipment;

        (b) Personnel necessary to perform the functions required to manage the investment and reinvestment of each Series' assets (including those required for research, statistical and investment work);

        (c) Except as otherwise approved by the Board, personnel to serve without salaries from the Trust as officers or agents of the Trust. The Advisor need not provide personnel to perform, or pay the expenses of the Trust for, services customarily performed for an open-end management investment company by its national distributor, custodian, financial agent, transfer agent, registrar, dividend disbursing agent, auditors and legal counsel;

        (d) Compensation and expenses, if any, of the Trustees who are also full-time employees of the Advisor or any of its affiliates; and

        (e) Any subadvisor recommended by the Advisor and appointed to act on behalf of the Trust.

    8. All costs and expenses not specifically enumerated herein as payable by the Advisor shall be paid by the Trust. Such expenses shall include, but shall not be limited to, all expenses (other than those specifically referred to as being borne by the Advisor) incurred in the operation of the Trust and any public offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees who are not affiliated persons of the Advisor (as that term is defined in the Act) or any of its affiliates, expenses of Trustees' and shareholders' meetings including the cost of printing and mailing proxies, expenses of Advisor personnel attending Trustee meetings as required, expenses of insurance premiums for fidelity and other coverage of the Trust and its personnel, expenses of repurchase and redemption of shares, expenses of issue and sale of shares (to the extent not borne by its national distributor under its agreement with the Trust), expenses of printing and mailing stock certificates representing shares of the Trust, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing and legal expenses. The Trust will also pay the fees and bear the expense of registering and maintaining the registration of the Trust and its shares with the SEC and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders. Additionally, if authorized by the Trustees, the Trust shall pay for extraordinary expenses and expenses of a non-recurring nature which may include, but not be limited to the reasonable and proportionate cost of any reorganization or acquisition of assets and the cost of legal proceedings to which the Trust is a party.

    9. The Advisor shall adhere and shall use reasonable efforts to cause the Trust to adhere to all applicable policies and procedures as adopted from time to time by the Trustees, including but not limited to the following:

        (a) Code of Ethics. The Advisor shall adopt a Code of Ethics designed to prevent "access persons" (as defined therein in accordance with Rule 17j-1 under the Investment Company Act of 1940 (the "Investment Company Act")) from engaging in fraudulent acts or transactions that are, or have the potential of being viewed as, a conflict of interest, and shall monitor for compliance with its Code of Ethics and report any violations to the Trust's Compliance Officer.

        (b) Policy with Respect to Brokerage Allocation. The Advisor shall have full trading discretion in selecting brokers for Series transactions on a day to day basis so long as each selection is in conformance with the Trust's Policy with Respect to Brokerage Allocation. Such discretion shall include use of "soft dollars" for certain broker and research services, also in conformance with the Trust's Policy with Respect to Brokerage Allocation. The Advisor may delegate the responsibilities under this section to a Subadvisor of a Series.

        (c) Procedures for the Determination of Liquidity of Assets. It shall be the responsibility of the Advisor to monitor the Series' assets that are not liquid, making such determinations as to liquidity of a particular asset as may be necessary, in accordance with the Trust's Procedures for the Determination of Liquidity of Assets. The Advisor may delegate the responsibilities under this section to a Subadvisor of a Series.

        (d) Policy with Respect to Proxy Voting. In the absence of specific direction to the contrary and in a manner consistent with the Trust's Policy with Respect to Proxy Voting, the Advisor shall be responsible for voting proxies with respect to portfolio holdings of the Trust. The Advisor shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the assets under management by the Advisor in accordance with such policies and procedures adopted or approved by each Series'. Unless the Fund gives the Advisor written instructions to the contrary, the Advisor will, in compliance with the proxy voting procedures of the Series then in effect or approved by the Series, vote or abstain from voting, all proxies solicited by or with respect to the issuers of securities in which the assets of the Series may be invested. The Advisor shall cause the Custodian to forward promptly to the Advisor (or designee) all proxies upon receipt so as to afford the Advisor a reasonable amount of time in which to determine how to vote such proxies. The Advisor agrees to provide the Trust with quarterly proxy voting reports in such form as the Trust may request from time to time. The Advisor may delegate the responsibilities under this section to a Subadvisor of a Series.

        (e) Procedures for the Valuation of Securities. It shall be the responsibility of the Advisor to fully comply with the Trust's Procedures for the Valuation of Securities. The Advisor may delegate the responsibilities under this section to a Subadvisor of a Series.

    10. The Advisor hereby warrants and represents that it will provide the requisite certifications requested by the chief executive officer and chief financial officer of the Fund necessary for those named officers to fulfill their reporting and certification obligations on Forms N-CSR and N-Q as required under the Sarbanes-Oxley Act of 2002.

    11. For providing the services and assuming the expenses outlined herein, the Trust agrees that the Advisor shall be compensated as follows:

        (a) The Trust shall pay a monthly fee calculated at an annual rate as specified in Schedule A. The amounts payable to the Advisor with respect to the respective Series shall be based upon the average of the values of the net assets of such Series excluding the net assets representing capital contributed by Phoenix Life Insurance Company ("seed money"), as of the close of business each day, computed in accordance with the Trust's Declaration of Trust.

        (b) Compensation shall accrue immediately upon the effective date of this Agreement.

        (c) If there is termination of this Agreement with respect to any Series during a month, the Series' fee for that month shall be proportionately computed upon the average of the daily net asset values of such Series for such partial period in such month.

        (d) The Advisor, at its discretion, agrees to reimburse the Trust for the amount, if any, by which the total operating and management expenses for any Series (including the Advisor's compensation, pursuant to this paragraph, but excluding taxes, interest, costs of portfolio acquisitions and dispositions and extraordinary expenses), for any "fiscal year" exceed the level of expenses which such Series is permitted to bear under the most restrictive expense limitation (which is not waived by the State) imposed on open-end investment companies by any state in which shares of such Series are then qualified. Such reimbursement, if any, will be made by the Advisor to the Trust within five days after the end of each month. For the purpose of this subparagraph (d), the term "fiscal year" shall include the portion of the then current fiscal year which shall have elapsed at the date of termination of this Agreement.

    12. The services of the Advisor to the Trust are not to be deemed exclusive, the Advisor being free to render services to others and to engage in other activities. Without relieving the Advisor of its duties hereunder and subject to the prior approval of the Trustees and subject farther to compliance with applicable provisions of the Investment Company Act, as amended, the Advisor may appoint one or more agents to perform any of the functions and services which are to be provided under the terms of this Agreement upon such terms and conditions as may be mutually agreed upon among the Trust, the Advisor and any such agent.

    13. The Advisor shall not be liable to the Trust or to any shareholder of the Trust for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder of the Trust in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Advisor in the performance of its duties hereunder.

    14. It is understood that:

        (a) Trustees, officers, employees, agents and shareholders of the Trust are or may be "interested persons" of the Advisor as directors, officers, stockholders or otherwise;

        (b) Directors, officers, employees, agents and stockholders of the Advisor are or may be "interested persons" of the Trust as Trustees, officers, shareholders or otherwise; and

        (c) The existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder.

    15. This Agreement shall become effective with respect to the Existing Series as of the date stated above, and with respect to any Additional Series, on the date specified in any amendment to this Agreement reflecting the addition of each Additional Series in accordance with paragraph 2 (the "Amendment Date"). Unless terminated as herein provided, this Agreement shall remain in full force and effect until December 31, 2010 with respect to each Existing Series and until November 30 of the first full calendar year following the Amendment Date with respect to each Additional Series, and shall continue in full force and effect for periods of one year thereafter with respect to each Series so long as
(a) such continuance with respect to any such Series is approved at least annually by either the Trustees or by a "vote of the majority of the outstanding voting securities" of such Series and (b) the terms and any renewal of this Agreement with respect to any such Series have been approved by a vote of a majority of the Trustees who are not parties to this Agreement or "interested persons" of any such party cast in person at a meeting called for the purpose of voting on such approval; provided, however, that the continuance of this Agreement with respect to each Additional Series is subject to its approval by a "vote of a majority of the outstanding voting securities" of any such Additional Series on or before the next anniversary of the Contract Date following the date on which such Additional Series became a Series hereunder .

    Any approval of this Agreement by a vote of the holders of a "majority of the outstanding voting securities" of any Series shall be effective to continue this Agreement with respect to such Series notwithstanding (a) that this Agreement has not been approved by a "vote of a majority of the outstanding voting securities" of any other Series of the Trust affected thereby and (b) that this Agreement has not been approved by the holders of a "vote of a majority of the outstanding voting securities" of the Trust, unless either such additional approval shall be required by any other applicable law or otherwise.

    16. The Advisor shall furnish any state insurance commissioner with such information or reports in connection with the services provided under this Agreement as the Commissioner may request in order to ascertain whether variable life insurance or variable annuity operations are being conducted in accordance with applicable law or regulations. The Trust shall own and shall be open to inspection, audit and photocopying during regular business hours by the Trustees, officers, counsel and auditors of the Trust.

    17. The Trust may terminate this Agreement with respect to the Trust or to any Series upon 60 days' written notice to the Advisor at any time, without the payment of any penalty, by vote of the Trustees or, as to each Series, by a "vote of the majority of the outstanding voting securities" of such Series. The Advisor may terminate this Agreement upon 60 days' written notice to the Trust, without the payment of any penalty. This Agreement shall immediately terminate in the event of its "assignment".

    18. The terms "majority of the outstanding voting securities", "interested persons" and "assignment", when used herein, shall have the respective meanings in the Investment Company Act.

    19. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the

Trust personally, but bind only the trust property of the Trust, as provided in the Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees and shareholders of the Trust and signed by the President of the Trust, acting as such, and neither such authorization by such Trustees and shareholders nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or be binding upon or impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Declaration of Trust.

    20. This Agreement shall be construed and the rights and obligations of the parties hereunder enforced in accordance with the laws of the State of Connecticut.

    21. Subject to the duty of the Advisor and the Trust to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Series and any Additional Series that may be named, and the actions of the Advisor and the Trust in respect thereof.

    22. The Advisor will not advise or act on behalf of the Series in regards to class action filings, with respect to any securities held in the Series portfolio.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first written above.

                                             THE PHOENIX EDGE SERIES FUND

                                             By:/s/ Kathleen A. McGah
                                                --------------------------------
                                             Name: Kathleen A. McGah
                                             Title: Vice President and Secretary

                                             PHOENIX VARIABLE ADVISORS, INC.

                                             By:/s/ John H. Beers
                                                --------------------------------
                                             Name: John H. Beers
                                             Title: Vice President and Secretary

                                   SCHEDULE A
                                   ----------

         SERIES                                   ANNUAL INVESTMENT ADVISORY FEE
         ------                                   ------------------------------

Phoenix Mid-Cap Value Series                     1.05% on the first $100 million
                                                   1.00% on the next $50 million
                                                         0.95% over $150 million

Phoenix Small-Cap Value Series                   1.05% on the first $100 million
                                                   1.00% on the next $50 million
                                                         0.95% over $150 million